UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

EPOCH HOLDING CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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EPOCH HOLDING CORPORATION
640 Fifth Avenue, 18th Floor
New York, New York 10019
(212) 303-7200

October 28, 2008

Dear Stockholders:

On behalf of the Board of Directors and Management of Epoch Holding Corporation (“Epoch” or the “Company”), I cordially invite you to attend our Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, December 4, 2008, at 9:00 a.m. local time, at The Cornell Club of New York City, located at 6 East 44th Street, New York, New York 10017.

The matters to be acted upon at the meeting are fully described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. In addition, our directors and executive officers, as well as a representative from CF & Co., L.L.P., our independent auditors, will be present to respond to any questions that you may have.

Included with the accompanying Proxy Statement is a copy of our Annual Report on Form 10-K for our fiscal year ended June 30, 2008. We encourage you to read the Form 10-K. It includes information on our operations, as well as our audited financial statements.

You may vote your shares by mail, by telephone, or via the Internet. Instructions for using these convenient services are enclosed. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Accordingly, I encourage you to vote your shares promptly. If you attend the Annual Meeting, you may vote your shares in person even if you have previously mailed in a proxy card.

Thank you for your continued interest and support. We look forward to seeing you at the Annual Meeting.

Sincerely,

Allan R. Tessler
Chairman

EPOCH HOLDING CORPORATION
Annual Definitive Proxy Statement
For the 2008 Annual Stockholders Meeting

i

EPOCH HOLDING CORPORATION
640 Fifth Avenue, 18th Floor
New York, New York 10019
(212) 303-7200

Notice of 2008 Annual Meeting of Stockholders

ANNUAL MEETING INFORMATION

TIME AND DATE	9:00 a.m. local time on Thursday, December 4, 2008
PLACE	The Cornell Club of New York City 6 East 44th Street New York, New York 10017
ADMISSION	Only stockholders or their respective proxies may attend the Annual Meeting. When you arrive at the Annual Meeting, please present photo identification, such as a driver’s license. Beneficial owners must also provide proof of ownership of our stock as of the Record Date. If you are the beneficial owner of shares held in “street name,” you may only vote your shares in person if you have a proxy from your broker, bank or other nominee.

VOTING INFORMATION

ITEMS OF BUSINESS	• To elect six directors to our Board of Directors for a one year term;
• To approve amending the 2004 Omnibus Long-Term Incentive Compensation Plan to increase the number of shares of Common Stock available for issuance by 2,500,000 shares; and
• To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.
RECORD DATE	The Record Date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting, or any adjournments or postponements thereof, was the close of business on October 17, 2008.
ADDITIONAL INFORMATION	Additional information regarding the matters to be acted on at the Annual Meeting is included in the accompanying Proxy Statement.
CONFIDENTIAL VOTING	Our By-Laws provide that your vote is confidential and will not be disclosed to any officer, director, or employee, except in certain limited circumstances such as when you request or consent to disclosure.

REVOKING YOUR PROXY	You can revoke your proxy at any time before your shares are voted by:
• delivering a written revocation notice prior to the Annual Meeting to:
Epoch Holding Corporation 640 Fifth Avenue, 18th Floor New York, New York 10019 Attention: Adam Borak, Secretary;
• submitting a later-dated proxy; or
• voting in person at the Annual Meeting.
Attending the Annual Meeting does not revoke your proxy unless you vote in person at the Annual Meeting.
PROXY VOTING	PLEASE SUBMIT YOUR PROXY VIA THE INTERNET OR BY TELEPHONE OR MARK, SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors

Adam Borak
Secretary

October 28, 2008

EPOCH HOLDING CORPORATION
640 Fifth Avenue, 18th Floor
New York, New York 10019
(212) 303-7200

PROXY STATEMENT

We are providing these proxy materials in connection with Epoch Holding Corporation’s 2008 Annual Meeting. This proxy statement, the accompanying proxy card and our 2008 Annual Report on Form 10-K will be mailed to our stockholders on or about October 31, 2008. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read the proxy statement carefully.

ABOUT THE ANNUAL MEETING

Who is soliciting my vote?

The Board of Directors of Epoch Holding Corporation is soliciting your vote at the 2008 Annual Meeting of Stockholders.

What is the purpose of the Annual Meeting?

You will be voting:

•	on the election of six nominees to serve on our Board of Directors until the next Annual Meeting and until their successors are duly elected and qualified;
•	on approving an amendment to the 2004 Omnibus Long-Term Incentive Compensation Plan to increase the number of shares of Common Stock available for issuance by 2,500,000 shares; and
•	with respect to such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

What are the Board of Directors’ recommendations?

The Board of Directors recommends a vote:

•	FOR the election of each of the nominees listed in Proposal 1.
•	FOR the approval of the amendment to the 2004 Omnibus Long-Term Incentive Compensation Plan in Proposal 2.

Who is entitled to vote at the Annual Meeting?

Our Board of Directors has set October 17, 2008 as the record date for the Annual Meeting (the “Record Date”). All stockholders who owned shares of our Common Stock at the close of business on the Record Date may vote at the Annual Meeting.

How many votes do I have?

You will have one vote for each share of our Common Stock that you owned at the close of business on the Record Date, provided those shares are either held directly in your name as the stockholder of record or were held for you as the beneficial owner through a broker, bank or other nominee.

What is the difference between holding shares as a stockholder of record and a beneficial owner?

Most of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record.  If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Co., you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.

Beneficial Owner.  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting, unless you request, complete and deliver a proxy from your broker, bank or other nominee. Your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing the broker, bank or other nominee regarding how to vote your shares.

How many votes can be cast by all stockholders?

Each share of our Common Stock is entitled to one vote. There is no cumulative voting. We had 22,043,125 shares of Common Stock outstanding and entitled to vote on the Record Date.

How many votes must be present to hold the Annual Meeting?

A majority of our outstanding shares of Common Stock as of the Record Date must be present at the Annual Meeting in order to hold the Annual Meeting and transact business. This is called a “quorum.” Shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or a proxy card has been properly submitted by you or on your behalf. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

How many votes are required to elect directors?

Election of directors is by a plurality of the votes cast. This means that the six individuals nominated for election to the Board of Directors who receive the most “FOR” votes (among votes properly cast in person or by proxy) will be elected; nominees do not need to receive a majority to be elected. If you withhold authority to vote with respect to the election of some or all of the nominees, your shares will not be voted with respect to those nominees indicated. Your shares will be counted for purposes of determining whether there is a quorum, but will have no effect on the election of those nominees.

What if I don’t vote for some of the items listed on my proxy card or voting instruction card?

If you return your signed proxy card or voting instruction card in the enclosed envelope but do not mark selections, it will be voted in accordance with the recommendations of the Board of Directors. If you indicate a choice with respect to any matter to be acted upon on your proxy card or voting instruction card, the shares will be voted in accordance with your instructions.

If you are a beneficial owner and hold your shares in street name through a broker and do not return the voting instruction card, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers have the discretion to vote on routine matters, such as the uncontested election of directors, but do not have discretion to vote on non-routine matters, such as bonus plans, amendments to stock option plans and stockholder proposals opposed by management.

If you do not provide voting instructions to your broker and the broker has indicated on the proxy card that it does not have discretionary authority to vote on a particular proposal, your shares will be considered “broker non-votes” with regard to that matter. Broker non-votes will be considered as represented for purposes of determining a quorum but will not be considered as entitled to vote with respect to that proposal. Broker non-votes are not counted in the tabulation of the voting results with respect to the election of directors or for purposes of determining the number of votes cast with respect to a particular proposal. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal that requires a majority of the votes cast (such as an amendment to a stock option plan). However, with respect to a proposal that requires a majority of the outstanding shares (such as an amendment to the certificate of incorporation), a broker non-vote has the same effect as a vote against the proposal.

Can I change or revoke my vote after I return my proxy card?

Yes. Even if you sign the proxy card or voting instruction card in the form accompanying this proxy statement, vote by telephone or vote via the Internet, you retain the power to revoke your proxy or change your vote. You can revoke your proxy or change your vote at any time before it is exercised by giving written notice to our Secretary specifying such revocation. You may also change your vote by timely delivery of a valid, later-dated proxy or a later-dated vote by telephone or via the internet, or by voting by ballot at the Annual Meeting.

What does it mean if I receive more than one proxy or voting instruction card?

It generally means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Who can attend the Annual Meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend. Each stockholder may also bring one guest to the meeting if there is space available.

What do I need to attend the Annual Meeting?

In order to be admitted to the Annual Meeting, a stockholder must present proof of ownership of our stock as of the Record Date. Any appointed holder of a proxy from a stockholder must present the properly executed proxy card. Stockholders and proxy holders must also present a form of photo identification such as a driver’s license.

Who pays for the proxy solicitation and how will Epoch solicit votes?

The Company will bear the expense of printing and mailing proxy materials. In addition to this solicitation of proxies by mail, our directors, officers and other employees may solicit proxies by personal interview, telephone, facsimile or email. They will not be paid any additional compensation for such solicitation. We will request brokers and nominees who hold shares of our Common Stock in their names to furnish proxy material to beneficial owners of the shares. We will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.

How can I access the proxy materials and annual report electronically?

The Company maintains a website which contains current information on operations and other corporate governance matters. The website address is www.eipny.com. Through the “Investor Relations” section of our website, we make available, free of charge, our Annual Report on Form 10-K and our proxy filed with the Securities and Exchange Commission (the “SEC”), as well as quarterly reports on Form 10-Q, current reports on Form 8-K, and any amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

Is a list of stockholders available?

The names of stockholders of record entitled to vote at the Annual Meeting will be available to stockholders entitled to vote at this meeting for ten days prior to the meeting for any purpose relevant to the meeting. This list can be viewed between the hours of 9:00 a.m. and 5:00 p.m. at our principal executive offices at 640 Fifth Avenue, 18th Floor, New York, New York 10019. Please contact our Secretary to make arrangements.

What if I have questions about lost stock certificates or I need to change my mailing address?

To get more information about these matters, stockholders of record may call Continental Stock Transfer & Trust Co. at (212) 509-4000 or write to Continental Stock Transfer & Trust Co., 17 Battery Place, 8th Floor, New York, New York 10004:

For lost stock certificates —	Attention: Lost Securities Department
For mailing address changes —	Attention: FISO Department

VOTING PROCEDURES

Your vote is important. You may vote by telephone, via the Internet, by mail or by attending the Annual Meeting and voting by ballot, all as described below. The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or via the Internet, you do not need to return your proxy card.

Vote by Telephone

You can vote by calling the toll-free telephone number on your proxy card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

Vote via the Internet

The website for Internet voting is www.continentalstock.com. As with telephone voting, you can confirm that your instructions have been properly recorded. If you vote via the Internet, you also can request electronic delivery of future proxy materials. If you vote via the Internet, please note that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, for which you will be responsible.

Vote by Mail

If you choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope provided. If the envelope is missing, please mail your completed proxy card to Continental Stock Transfer & Trust Co., 17 Battery Place, 8th Floor, New York, New York 10004, Attention: Proxy Department.

Vote at the Annual Meeting

The method or timing of your vote will not limit your right to vote at the Annual Meeting if you attend the meeting and vote in person. However, if your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting. You should allow yourself enough time prior to the Annual Meeting to obtain this proxy from the holder of record.

The shares represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting. If you sign and return your proxy card or voting instruction card but do not give voting instructions, the shares represented by that proxy card or voting instruction card will be voted as recommended by the Board or Directors.

General

This Proxy Statement, including the letter from our Chairman and Notice of Annual Meeting of Stockholders (collectively the “Proxy Statement”), is furnished to the holders (“Stockholders”) of Common Stock of the Company, a Delaware corporation, in connection with the solicitation of proxies by the Board of Directors (the “Board”) for use at our Annual Meeting to be held on December 4, 2008, including any adjournments or postponements thereof. It is anticipated that the mailing of this Proxy Statement and the accompanying Proxy Card will commence on or about October 31, 2008.

Our Board does not know of any matters that are expected to be presented for consideration at our Annual Meeting other than the matters described in this Proxy Statement. However, if other matters properly come before our Annual Meeting, the persons named as your proxy holders on the proxy card will vote, act and consent on those matters in accordance with their judgment.

All proxies received pursuant to this solicitation will be voted “FOR” Proposals 1 and 2, except where authority to vote is specifically withheld and where another choice is specified, in which event, they will be voted in accordance with such specification. If no instructions are given, the persons named in the proxy solicited by our Board intend to vote “FOR” Proposals 1 and 2.

Record Date; Stockholders Entitled to Vote; Quorum

Only Stockholders of record at the close of business on October 17, 2008 will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, we had 22,043,125 shares of Common Stock outstanding. Shares of our Common Stock are the only securities entitled to vote at our Annual Meeting and each share of Common Stock outstanding as of the Record Date will be entitled to one vote. The presence in person or by proxy of the Stockholders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting.

Vote Required

Delaware law and our By-Laws require that each of the six nominees for director be elected by a plurality of the votes cast.

Revocability of Proxies

A Stockholder may revoke a proxy at any time before its exercise by:

•	notifying the Company in writing at 640 Fifth Avenue, 18th Floor, New York, New York 10019, Attention: Adam Borak, Secretary,
•	completing a later-dated proxy, or
•	appearing in person and voting at the Annual Meeting. Additional proxy cards are available from our Secretary.

Solicitation of Proxies

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mail, proxies may be solicited personally or by telephone by our directors, officers or employees, none of whom will receive any compensation in addition to their regular remuneration. We will reimburse brokers and certain other persons holding stock in their names or in the names of nominees for their expenses in sending proxy materials to principals and obtaining their proxies.

Voting of Proxies

Proxies will be voted in accordance with the instructions indicated thereon. A validly executed proxy which does not indicate instructions will be voted “FOR” the Proposals. The Annual Meeting will be held for the transaction of business described above and for the transaction of such other business as may properly come before the Annual Meeting. Proxies will confer discretionary authority with respect to any other matters which may properly be brought before the Annual Meeting. At the date of this Proxy Statement, the only business which our management intends to present, or knows that others will present, is that described in this Proxy Statement. If other matters properly come before the Annual Meeting, the persons holding proxies solicited hereunder intend to vote such proxies in accordance with their judgment on all such matters.

Tabulation of Votes

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes will be counted as present in determining whether the quorum requirement is satisfied. Abstentions will be counted toward the tabulation of votes cast on the proposals and will have the same effect as negative votes. Broker non-votes are not counted for any purpose in determining whether a matter has been approved.

The presence of a quorum for the Annual Meeting, defined here as a majority of the votes entitled to be cast at the Annual Meeting, is required.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our Board of Directors currently has six directors, each elected to the Board at our last Annual Meeting. Members serve for a one-year term and until his or her successor has been elected and qualified or until the director’s resignation or removal. Our present Board of Directors consists of the following individuals:

Director	Position	Audit Committee	Compensation Committee	Nominating/ Corporate Governance Committee
Allan R. Tessler	Chairman of the Board		x	x
William W. Priest	Chief Executive Officer, Director
Enrique R. Arzac	Director	x
Jeffrey L. Berenson	Director		x*	x
Peter A. Flaherty	Director	x	x	x*
Eugene M. Freedman	Director	x*

x = Member

* = Committee Chairman

Nominees for Director

The Board, upon the recommendation of the Governance/Nominating Committee, has nominated Messrs. Tessler, Priest, Arzac, Berenson, Flaherty and Freedman for election as directors for the Company for a term ending at the 2009 Annual Meeting. All nominees presently serve as directors. Each nominee has consented to being named in this proxy statement and indicated to the Company that he would serve if elected.

At our Annual Meeting, directors are to be elected, each to hold office (subject to our By-Laws) until the next Annual Meeting of Stockholders and until a respective successor has been elected and qualified. If any nominee should become unavailable for any reason, which we do not anticipate, the proxies will be voted for any substitute nominee or nominees who may be selected by our Nominating/Corporate Governance Committee prior to, or at, the Annual Meeting, or, if no substitute is selected, for a motion to reduce the membership of our Board to the number of nominees available. The information concerning the nominees and their security holdings has been furnished to us by them.

ALLAN R. TESSLER	Director since 1980	Age: 72

Chairman.  Mr. Tessler served as our Chief Executive Officer from February 2000 until June 2, 2004, and has served as Chairman of the Board since May 1994. He is the Chairman and Chief Executive Officer of International Financial Group, Inc., an international merchant banking firm, since 1987. Previously, he was Co-Chairman and Co-Chief Executive Officer of Interactive Data Corporation (formerly Data Broadcasting Corporation), a securities market data supplier, from June 1992 through February 2000. Mr. Tessler was co-founder and Chairman of the Board of Enhance Financial Services, Inc., a public insurance holding company from 1986 through 2001, and was Chairman of the Board of Great Dane Holdings Inc., a private diversified holding company, from 1987 through December 1996. He presently is a director of Limited Brands, Inc. and TD Ameritrade Holding Corporation. He serves as Chairman of the Board of Trustees of the Hudson Institute and is a member of the Board of Governors of the Boys & Girls Clubs of America. Mr. Tessler received his undergraduate degree from Cornell University and L.L.B. from Cornell University Law School.

WILLIAM W. PRIEST	Director since 2004	Age: 67

Mr. Priest was appointed to our Board of Directors in June 2004 and became Chief Executive Officer of our Company on June 18, 2004. He currently also serves as Chief Investment Officer and Portfolio Manager of our Company. From 2001 to 2004, Mr. Priest was Co-Managing Partner and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC. Prior to joining Steinberg Priest, he was a Member of the Global Executive Committee of Credit Suisse Asset Management, Chairman and CEO of Credit Suisse Asset

Management – Americas and CEO and Portfolio Manager of its predecessor firm BEA Associates, which he joined in 1972. Mr. Priest is presently a director of Globe Wireless and InfraReDx, and a Member of the Council on Foreign Relations. He is the author of several published articles and papers on investing and finance, including the most recently published book in 2007, Free Cash Flow and Shareholder Yield: New Priorities for the Global Investor. Mr. Priest is a CFA Charterholder, CPA, and a graduate of Duke University and the University of Pennsylvania Wharton Graduate School of Business.

ENRIQUE R. ARZAC	Director since 2006	Age: 67

Dr. Arzac was appointed to our Board on August 7, 2006. Dr. Arzac, a Sr. Professor of Finance and Economics at the Columbia University Graduate School of Business and the Co-Director of the Mergers and Acquisitions program for executives, jointly offered by Columbia and the London Business School, is presently a director of The Adams Express Company (since 1983), Petroleum & Resources Corporation (since 1986), Credit Suisse closed-end funds (since 1990, non-executive chairman since 2005), Credit Suisse U.S. Institutional funds (since 2005), and most recently Starcomms Plc (since June 2008). He is the author of the book, Valuation for Mergers, Buyouts and Restructuring, and has published many articles in finance and economic journals. Dr. Arzac has served as a financial consultant to the United Nations Conference on Trade Development, the State of New Jersey and several U.S. and foreign corporations and financial institutions. Prior to joining Columbia in 1971, Dr. Arzac taught at the University of Buenos Aires. He holds a CPN from the University of Buenos Aires and an M.B.A., M.A., and Ph.D. from Columbia University.

JEFFREY L. BERENSON	Director since 2004	Age: 58

Mr. Berenson was appointed to our Board on June 2, 2004. Mr. Berenson is Chief Executive Officer of Berenson & Company, Inc., a privately owned, independent investment banking firm headquartered in New York City that he co-founded in 1990. From 1978 until founding Berenson & Company, Mr. Berenson was an employee of Merrill Lynch & Company, and served at various times as head of Merrill Lynch’s Mergers and Acquisitions Group and co-head of its Merchant Banking unit. Mr. Berenson is presently a director of Noble Energy, Inc. Mr. Berenson graduated with a B.A. from Princeton University.

PETER A. FLAHERTY	Director since 2004	Age: 64

Mr. Flaherty was appointed to our Board on July 20, 2004. Mr. Flaherty is Managing Director of Arcon Partners, LLC, a private investment firm (since 2005), and is currently a Director Emeritus of McKinsey & Company, Inc., which he joined in 1975. At McKinsey, Mr. Flaherty worked predominantly with financial institutions, as well as media and information companies. Mr. Flaherty is active in private investments and for many years served on, and led, McKinsey’s Investment Advisory Committee, which is responsible for pension and discretionary partner investments, with a particular focus on alternative investments. He serves on the Boards of The Rockefeller University, The Foreign Policy Association, The Kenyon Review and TechnoServe. He serves as Chairman of the Advisory Council of the Johns Hopkins School of Advanced International Studies and is a member of the Council on Foreign Relations. Mr. Flaherty is a graduate of Stanford University, the Johns Hopkins School of Advanced International Studies and the Harvard Business School.

EUGENE M. FREEDMAN	Director since 2001	Age: 76

Mr. Freedman is a director of Outcome Sciences, Inc., a member of the advisory boards of Cross Country Automotive Services, Inc. and of Cross Country Home Services, Inc., and a director of The Concord Coalition. In 2007, Mr. Freedman joined Kaufman & Company, LLC, a boutique investment-banking firm, as Chairman of its Senior Advisory Board. Mr. Freedman was previously a Senior Advisor and director of Monitor Company Group Limited Partnership, an international business strategy and consulting firm, from January 1995 until the end of 2003. He was a Managing Director and President of Monitor Clipper Partners, Inc., a private equity firm, from its formation in 1997 until the end of 1999, and thereafter a senior advisor and director until the end of 2002. Until October 1994 and for many prior years, Mr. Freedman was a senior partner of Coopers & Lybrand, where he last served as Chairman and Chief Executive Officer of Coopers & Lybrand LLP, U.S. and as Chairman of Coopers & Lybrand International. Mr. Freedman is a graduate of the Wharton School of the University of Pennsylvania and of the Columbia University Graduate School of Business.

The individuals set forth above will be placed in nomination for election to our Board. The Board recommends a vote “FOR” the election of each of the above nominees. The shares represented by the proxy cards returned will be voted “FOR” election of these nominees unless an instruction to the contrary is indicated on the proxy card.

Unless a stockholder withholds authority to vote, the persons named in the enclosed proxy will vote for the election of the nominees named. Although it is not anticipated that any of the persons nominated for election to the Board will be unable to stand for election, a proxy, in the event of such an occurrence, may be voted for a substitute designated by our Board. However, in lieu of designating a substitute, our Board may amend our By-Laws to reduce the number of directors.

CORPORATE GOVERANCE; BOARD OF DIRECTORS

Board Member Independence

Our Board has determined that, other than Mr. Priest, each of the nominees for director is “independent” as independence is defined by the NASDAQ (“NASDAQ”) Corporate Governance Standards for Listed Companies.

Communications with our Board of Directors

Our Board provides a process for Stockholders and interested parties to send communications to the Board. Stockholders and interested parties may communicate with our Board, any committee chairperson or our non-employee directors as a group by writing to the Board or committee chairperson in care of Epoch Holding Corporation, Attention: Secretary, 640 Fifth Avenue, 18th Floor, New York, New York 10019. Each communication will be forwarded, depending on the subject matter, to the Board, the appropriate committee chairperson or all non-employee directors.

Committees of the Board and Meetings

The Board of Directors held six meetings during the fiscal year ended June 30, 2008. Each incumbent director attended at least 75 percent of the aggregate of the meetings of the Board and the standing committees of which the director was a member. All of the directors were present, in person, at the 2007 Annual Meeting of the Company’s stockholders.

Our Board has an Audit Committee, a Compensation Committee and a Nominating/Corporate Governance Committee. The Board has determined that all members of the Audit, Compensation and Governance/ Nominating Committees are “independent directors” as defined by NASDAQ Corporate Governance Standards for Listed Companies.

The Audit Committee, which presently consists of Messrs. Freedman, Flaherty and Arzac, held six meetings during fiscal 2008. In the event a member was unable to participate in any given meeting, the Chairman of the Audit Committee briefed, in full, such absentee member as to the discussion at such meeting. The Audit Committee reviews and satisfies itself as to the adequacy of the structure of our financial organization and as to the proper implementation of our financial reporting and accounting policies. Mr. Freedman serves as Chairman of the Audit Committee, and our Board has determined that Mr. Freedman is an Audit Committee “financial expert” as defined in Item 401 of Regulation S-K. We believe that each of our Audit Committee members is financially sophisticated and able to read and understand our financial statements.

The Compensation Committee, which presently consists of Messrs. Tessler, Berenson, and Flaherty, held six meetings during fiscal year 2008, and has held two meetings subsequent to June 30, 2008. The Compensation Committee makes recommendations to the Board as to salaries, bonuses, and other forms of compensation for our Chief Executive Officer and other executive officers. Mr. Berenson currently serves as Chairman of the Compensation Committee.

Our Nominating/Corporate Governance Committee, which consists of Messrs. Flaherty, Berenson and Tessler, is responsible for identifying and evaluating nominees for director and for recommending the nominees for election at our Annual Meeting of Stockholders. The Nominating/Corporate Governance Committee held one meeting during the fiscal year 2008 and one meeting subsequent to June 30, 2008. Mr. Flaherty serves as Chairman of the Nominating/Corporate Governance Committee.

In evaluating the suitability of individuals for Board membership, our Nominating/Corporate Governance Committee takes into account many factors, including whether the individual meets requirements for independence; the individual’s general understanding of the various disciplines relevant to the success of a publicly-traded company; the individual’s understanding of our businesses and markets; the individual’s professional expertise and educational background; and other factors that promote diversity of views and experience. Our Nominating/Corporate Governance Committee evaluates each individual in the context of our Board as a whole, with the objective of recommending a group of directors that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment, using its diversity of experience. In determining whether to recommend a director for re-election, our Nominating/ Corporate Governance Committee considers a director’s past attendance at meetings and participation in, and contributions to, the activities of the Board. Our Nominating/Corporate Governance Committee has not established any specific minimum qualification standards for nominees to our Board, although from time to time our Board may identify certain skills or attributes (e.g., financial experience and investment advisory and sub-advisory management experience) as being particularly desirable to help meet specific Company needs that have arisen. Our Nominating/Corporate Governance Committee does not distinguish between nominees recommended by stockholders and other nominees.

Nominees must be approved for nomination in accordance with the criteria and procedures set forth by the Nominating/Corporate Governance Committee.

In identifying potential candidates for Board membership, the Nominating/Corporate Governance Committee relies on suggestions and recommendations from Board members, management and others. The Nominating/Corporate Governance Committee may also retain search firms to assist it in identifying potential candidates for director, gathering information about the background and experience of such candidates and acting as an intermediary with such candidates. Currently, no such firms have been retained.

Our Nominating/Corporate Governance Committee will consider timely written suggestions from our Stockholders. Stockholders wishing to suggest a candidate for director nomination for the 2009 Annual Meeting of Stockholders should follow the proposal process requirements as set forth in the “Submission of Stockholder Proposals” section of this proxy. The manner in which director nominee candidates suggested in accordance with this policy are evaluated will not differ from the manner in which candidates recommended by other sources are evaluated.

Corporate Governance

We monitor regulatory developments and review our policies, processes and procedures in the area of corporate governance to respond to such developments. As part of those efforts, we review federal laws affecting corporate governance, as well as rules adopted by the U.S. Securities and Exchange Commission and NASDAQ. Additional corporate governance information, including copies of our Audit Committee Charter, Compensation Committee Charter and Nominating/Corporate Governance Committee Charter can each be found on our website at www.eipny.com. In addition, we will provide a copy of our Code of Ethics and Business Conduct, free of charge, to any stockholder who calls or submits a request in writing to:

Epoch Holding Corporation
640 Fifth Avenue, 18th Floor
New York, New York 10019
Attention: Adam Borak, Secretary
(212) 303-7200

Code of Ethics and Business Conduct

The Board has adopted a Code of Ethics and Business Conduct (“Code of Ethics”) that applies to all of our employees, officers and directors. Our Code of Ethics constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act and the “code of conduct” under the NASDAQ Marketplace Rules. A copy of the Code of Ethics is available through the “Investor Relations” section of the Company’s website, www.eipny.com. We intend to post amendments to, or waivers from, the Code of Ethics as required by applicable rules at this location on our website.

Our employees and directors are required to report any conduct that they believe could in any way be construed as a fraudulent or illegal act or otherwise in violation of the Code of Ethics. The Audit Committee has established procedures to receive, retain and address complaints regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of related concerns.

Director Compensation

The Board believes that a substantial portion of director compensation should be in the form of equity to help align directors’ interests with the interests of stockholders. The Compensation Committee annually reviews and recommends to our Board of Directors the compensation of our non-employee directors. For fiscal year 2009, directors who are not salaried employees of our Company receive annual fees equal to $80,000, with a minimum of $60,000 payable in Common Stock, at the discretion of the director, based on the volume weighted average price of the Common Stock for the five business days ended June 30, 2008. Awards are granted at the beginning of the fiscal year, and vest one year from the date of grant. Directors who receive compensation as officers or employees of the Company receive no additional compensation for their services on the Board. All directors of the Company are reimbursed for travel expenses incurred in attending meetings of the Board and its committees.

Director Compensation Table

The following table provides information about the compensation earned by our non-employee directors in fiscal year 2008.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)
Enrique R. Arzac	—	82,911	82,911
Jeffrey L. Berenson	20,000	78,850	98,850
Peter A. Flaherty	—	100,967	100,967
Eugene M. Freedman	—	100,967	100,967
Allan R. Tessler	—	100,967	100,967

(1)	For fiscal year 2008, Mr. Berenson elected to receive a portion of his director compensation as cash.
(2)	The amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended June 30, 2008 and include amounts related to restricted stock grants made prior to fiscal 2008, in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004), “Share Based Payment” (“SFAS 123R”). The grant date fair value computed in accordance with SFAS 123R of restricted stock granted to each director in 2008 was $82,911, with the exception of Mr. Berenson whose restricted stock grant was $62,183. The grant date fair value was based on the grant date closing price.
(3)	Fiscal year 2005 and 2006 awards vested over a three year period and had a grant date fair value of $50,000, respectively. The awards were subject to continued service as a director through the vesting dates. Mr. Berenson did not receive an award for fiscal year 2005. Dr. Arzac became a director in fiscal year 2007.

As of June 30, 2008, our non-employee directors held the following unvested restricted shares and unexercised stock options:

Name	Unvested Restricted Shares (#)(1)	Stock Options Outstanding and Exercisable (#)(2)
Enrique R. Arzac	6,192	—
Jeffrey L. Berenson	4,644	—
Peter A. Flaherty	6,192	—
Eugene M. Freedman	6,192	—
Allan R. Tessler	6,192	30,000

(1)	The awards of July 2, 2007 vest one year from the date of grant. All awards are subject to continued service as a director through the vesting date. Mr. Berenson elected $20,000 cash and $60,000 in stock. All of the other non-employee directors elected $80,000 in stock.
(2)	Mr. Tessler holds 30,000 options issued in September 1999, with an exercise price of $9.00 per share and a term of ten years from the date of grant.

EXECUTIVE OFFICERS OF THE COMPANY

Biographies of the current executive officers of the Company are set forth below, excluding Mr. Priest’s biography, which is included in the “Election of Directors” section of this Proxy Statement. Each executive officer serves at the discretion of the Board of Directors. There are no family relationships among the directors, executive officers and other key employees of Epoch.

ADAM BORAK	Age: 41

Chief Financial Officer:  Mr. Borak joined our Company on August 8, 2005 as Chief Financial Officer. Mr. Borak was previously a Director of Finance at Credit Suisse Asset Management – Americas, and its predecessor firm BEA Associates. During his seven year tenure, he was responsible for the corporate finance function of the firm’s New York office. Prior to that, Mr. Borak was Chief Financial Officer of Lehman Brothers Canada, Inc. and also worked for Lehman Brothers in New York. Mr. Borak is a CPA, and began his career with PriceWaterhouse. Mr. Borak received a B.S. in Economics from the Wharton School of the University of Pennsylvania.

J. PHILIP CLARK	Age: 56

Executive Vice President:  Mr. Clark joined our Company on June 2, 2004 as Executive Vice President responsible for Client Relations. For the prior 17 years, Mr. Clark was with Sanford Bernstein and Company and its successor firm, Alliance Capital. His responsibilities included being National Managing Director of Bernstein's private client business where he frequently spoke at the firm's Client and Professional Conferences. Previously, he was Managing Director of Bernstein's Institutional Asset Management business. He initiated and managed Bernstein's successful sub-advisory business and was responsible for many of the marketing innovations in practice at that firm today. Mr. Clark holds a B.S. in Administrative Sciences from Yale University.

DAVID N. PEARL	Age: 49

Executive Vice President:  Mr. Pearl was named as an Executive Vice President of the Company in February 2006. Mr. Pearl has been a Managing Director and Head of US Equities since June 2004. From 2001 until June 2004, Mr. Pearl was a Managing Director and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC where he was responsible for both institutional and private client assets. Prior to that, he held a similar portfolio management position at ING Furman Selz Asset Management and earlier was a Senior Portfolio Manager at Citibank Global Asset Management. Prior to Citibank, Mr. Pearl was an officer and Senior Analyst at BEA Associates, predecessor to Credit Suisse Asset Management – Americas. Mr. Pearl received an MBA from Stanford University Graduate School of Business and a B.S. in Mechanical Engineering from the University of Pennsylvania.

TIMOTHY T. TAUSSIG	Age: 51

President and Chief Operating Officer: Mr. Taussig became President and Chief Operating Officer of our Company on June 2, 2004. Before joining our Company, and for the prior 18 months, Mr. Taussig was Chief Operating Officer of Trident Investment Management, LLC, (“Trident”) a global hedge fund and a sub-advisor to a mutual fund for non-U.S. equity mandates. At Trident he was responsible for the firm’s business, operations, and marketing requirements. Prior to employment with Trident, Mr. Taussig was Managing Director and Co-Head of Global Marketing for Credit Suisse Asset Management – Americas and its predecessor firm, BEA Associates, for 14 years. His responsibilities included marketing, client service and e-commerce strategies across all distribution channels. Mr. Taussig holds a B.A. from Dartmouth College.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The Compensation Committee (the “Committee”) is comprised entirely of “independent directors” under NASDAQ listing standards who are also non-employee directors as defined in Rule 4200(c)(15) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (“Rule 16b-3”) and “outside directors” as defined under Section 162(m) of the Internal Revenue Code (“Section 162(m)”). The Committee authorizes and determines all salaries for our officers, administers our incentive compensation plan in accordance with the powers and authority granted in such plan, determines any incentive awards to be made to our officers, administers all of our stock incentive plan and other equity ownership, compensation, retirement and benefit plans, approves the performance-based compensation of individuals pursuant to Section 162(m) and administers other matters relating to compensation or benefits.

The Committee annually reviews and approves our executive compensation strategy and principles to ascertain whether they are aligned with our business strategy and objectives, stockholder interests, desired behaviors and corporate culture. The Committee establishes the total compensation paid to the executive officers with the goal of being fair, reasonable and competitive. Generally, the types of compensation and benefits provided to executive officers are similar in most respects to those provided to other key employees.

Throughout this proxy statement, the individuals who served as our Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, and Executive Vice Presidents during fiscal 2008 are referred to as the “named executive officers.”

Compensation Philosophy and Objectives

The Committee acknowledges that the investment management and financial services industry is highly competitive and that experienced professionals have potential career mobility. The Company competes for executive talent with a large number of investment management and financial services companies, some of which are privately owned and others that have significantly larger market capitalizations than the Company. We are a smaller company in a highly competitive industry and our ability to attract, retain and reward our named executive officers and other key employees is essential to maintaining the Company’s competitive position. The Company’s comparatively smaller size within its industry provides unique challenges, and therefore, is a substantial factor in the design of the executive compensation program. The Committee’s goal is to maintain a compensation program that is competitive within the Company’s industry. Each year, the Committee reviews the executive compensation program with respect to the external competitiveness of the program, the linkage between executive compensation and the creation of stockholder value, and determines what changes, if any, are appropriate.

In determining the form and amount of compensation payable to the Company’s named executive officers, the Committee is guided by the following objectives and principles:

•	Compensation levels should be sufficiently competitive to attract and retain key executives. The Company aims to ensure its executive compensation program attracts, motivates and retains high performance talent and rewards them for the Company’s achieving and maintaining a competitive position in its industry. Total compensation should increase with position and responsibility.
•	Compensation should relate directly to performance and incentive compensation should constitute a substantial portion of total compensation. The Company aims to foster a pay-for-performance culture, with a majority of total compensation being “at risk.” Accordingly, a substantial portion of total compensation should be tied to, and vary with, the Company’s financial, operational and strategic performance, as well as individual performance. Executives with greater roles and the ability to directly impact the Company’s strategic goals and long-term results should bear a greater proportion of the risk if these goals and results are not achieved.

•	Long-term incentive compensation should align executives’ interests with the Company’s stockholders. Awards of equity-based compensation encourage executives to focus on the Company’s long-term growth and prospects and incentivize executives to manage the Company from the perspective of owners with a meaningful stake in the Company, as well as to focus on long-term career orientation.
•	Benefits should comprise an element of executive compensation. The Company provides several benefits. The Committee believes that the Company’s benefits are competitive with its peers and provide additional incentive for strong performance.

The Company’s executive compensation program is designed to reward the achievement of initiatives regarding growth and productivity, including:

•	To set, implement and communicate strategies, goals and objectives that ensure growth in assets under management and earnings at rates that are competitive with or greater than our peers, create stockholder value, and focus employees on meaningful actions that position the Company for growth.
•	To recruit, motivate and exhibit leadership that aligns employees’ interests with that of our stockholders.
•	To develop and maintain a strong understanding of the competitive environment and position the Company as a competitive force within its industry.
•	To develop business models and systems that seek out strategic opportunities, which benefit the Company and our stockholders.
•	To sustain an investment culture focused on performance and high quality products that benefit clients.
•	To implement a culture of compliance and unwavering commitment to operate the Company’s business with the highest standards of professional conduct and compliance.

Compensation Process

Based on the foregoing objectives, the Committee has structured our annual and long-term incentive cash and equity-based executive compensation to motivate executives to achieve the business goals set by us and reward the executives for achieving such goals. In establishing total annual compensation for the named executive officers, the Committee reviews and considers the following:

•	Management’s Role in the Compensation-Setting Process. The Company’s Chief Executive Officer, William W. Priest, provides evaluations of all senior executive officers, including the named executive officers, and provides recommendations to the Committee regarding base salary levels and the form and amount of the annual incentive bonus and long-term equity award paid to all senior executive officers who report directly to Mr. Priest. Additionally, Mr. Priest and other officers of the Company attend Committee meetings and, upon the Committee’s request, provide compensation and other information to the Committee, as well as historical breakdowns of primary compensation components for each executive officer.
•	Compensation Consultant. The Committee Charter provides the Committee sole authority to retain and terminate any compensation consulting firm or other adviser, independent from management and the Company, it deems appropriate. Prior to fiscal 2008, Compensation Resources, Inc. served as the Committee’s compensation consultant. For fiscal 2008, the Committee engaged Johnson Associates, Inc. to review and assess total compensation and individual pay components (i.e., base salary, incentive compensation and long-term equity awards) and evaluate long-term incentive objectives for the named executive officers, and to provide various compensation analyses requested by the Committee. Specifically, the Committee directed Johnson Associates, Inc. to provide (1) comparative compensation data with respect to the Company’s peer group, including both public and private asset management companies and (2) recommendations regarding the Company’s overall compensation program and executive officers’ pay levels.

•	Benchmarking Against Our Peer Group. With the assistance of Johnson Associates, Inc., the Committee benchmarked the Company’s executive compensation program in fiscal 2008 against a group of companies in the asset management and financial services industry. The Company competes for market share, institutional clients, mutual fund shareholders and executive talent and employees within the investment advisory industry. The peer group includes several of the companies in the Investment Advisor Standard Industry Classification Code 6282, as well as several companies in the SNL Asset Managers Index, a composite of publicly traded asset management companies, that are both used for comparison purposes in the Company’s stock performance graph included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2008. The companies comprising the compensation peer group are Boston Private Financial Holdings Inc.; Calamos Asset Management, Inc.; Cohen & Steers, Inc.; Cowen and Company, LLC; Diamond Hill Investment Group, Inc.; GAMCO Investors, Inc.; Merriman Curhan Ford Group, Inc.; Private Bancorp Inc.; Resource America, Inc.; Sanders Morris Harris Group Inc.; Stifel Financial Corporation; U.S. Global Investors, Inc.; Waddell & Reed, Inc.; Thomas Weisel Partners Group, LLC; Westwood Holdings Group, Inc. and Wilmington Trust Corporation.

The Committee does not necessarily believe that it is appropriate to establish compensation levels based exclusively or primarily on benchmarking to the Company’s publicly traded peers. Although many of those companies may compete with the Company in certain lines of business, they are not, in the main, fully comparable in terms of size, scope or operations. The Committee looks to external market data as one of several reference points in reviewing and establishing individual pay components and total compensation and ensuring that the Company’s executive compensation is competitive in the marketplace. In addition to reviewing our market positioning against our public competitors, the Committee also reviews competitive compensation information obtained from McLagan Partners’ Investment Management Survey, a widely used source for compensation information within public and private investment firms. This survey provides more detailed analysis of compensation for a greater depth of investment management employees than are available for public companies and are specifically focused on the asset management industry.

•	Compensation Analysis Tools. In addition to the competitive compensation survey information provided by Johnson Associates, Inc., the McLagan surveys, and the historical breakdown of the total compensation components for each executive officer provided by management, the Committee also reviewed various compensation metrics. The Committee intends to continue using and developing these aides in the future as compensation practices are reviewed and evolve in order to provide the Committee with the most relevant information and analyses practicable.
•	Determining Compensation Levels. The Committee annually determines targeted total compensation level, as well as the individual pay components of the named executive officers. In making such determinations, the Committee reviews and considers (1) market survey information for comparable public and private asset managers, (2) recommendations of the Company’s Chief Executive Officer, based on individual responsibilities and performance, (3) historical compensation levels for each named executive officer, (4) current industry and market conditions, (5) the Company’s future objectives and challenges, and (6) overall effectiveness of the executive compensation program.

There is no pre-established policy or target for the allocation between cash and long-term equity-based incentive compensation. Rather, the Committee considers information provided by the compensation surveys and peer group analysis as well as its own judgment to determine the appropriate level and mix of each component of the compensation program. In general, as executives progress to higher levels of our company, their ability to directly impact our performance and shareholder value increases, and our need to retain these executives’ increases. As a result, they receive a larger allocation of their total compensation in the form of long-term equity-based incentive compensation compared to the average for all employees.

Based upon information received from Johnson Associates, Inc., recommendations of the Chief Executive Officer, and its own judgment, the Committee approved the base salary, performance-based cash incentive award and performance-based restricted stock incentive award of each named executive officer in fiscal 2008. The Committee believes these approved forms and levels of compensation are reasonable, appropriate and in line with the Company’s compensation philosophy and principles.

Forms of Compensation

Total compensation for the named executive officers consists of one or more of the following components:

•	Base salary,
•	Cash incentive bonus awards;
•	Long-term equity-based incentive awards;
•	Employee and post-retirement benefits; and
•	Perquisites.

Base Salary

Base salaries are reviewed annually by the Committee. Generally, base salaries are governed by (1) tenure of service, (2) scope and complexity of the position, including current job responsibilities, (3) relative salaries of the Company’s peers, and (4) recommendations of the Chief Executive Officer, including an evaluation of each officer’s individual performance and contribution to the Company’s financial, operational and strategic goals and objectives. Consistent with compensation practices generally applied in the investment management and financial services industry, base salaries generally form a lower percentage of total compensation, with a majority of total compensation coming from variable incentive compensation that is tied to Company performance.

The Committee may elect not to increase an executive officer’s annual salary, and has so elected in prior years, in an effort to limit base salary increases and to enforce the philosophy that a majority component of total compensation for executive officers should come from incentive compensation. However, if warranted, the Committee will increase base salary where an executive officer was assigned additional responsibilities or was promoted.

For fiscal 2008, the Committee reviewed and approved the base salary of all named executive officers.

Cash Incentive Bonus Awards

Epoch provides its executives with the opportunity to earn variable cash compensation based on a combination of individual and corporate performance, and the actual awards may vary significantly among recipients. Such cash awards may be in the form of performance-based annual incentive awards and discretionary bonus awards. The Committee believes that cash incentive bonus awards promote high performance and achievement of corporate goals and objectives by key employees, encourage the growth of stockholder value and allow key employees to participate in our long-term growth and profitability.

The Committee grants performance-based annual incentive awards of cash to our executives, in such amounts and subject to such terms, conditions and metrics as the Committee may determine. The Committee believes that the payment of cash performance-based annual incentive awards provides effective short-term incentives for the named executive officers and other employees, rewards individual and company-wide performance and recognizes the executives’ and employees’ contributions to serving our clients and creating value for our stockholders.

Long-Term Equity-Based Incentive Awards

Long-term equity-based incentive awards are designed to align the interests of our named executive officers, as well as all of our employees, with the interests of our clients and stockholders. Long-term equity-based incentive awards are issued pursuant to the Company’s 2004 Omnibus Long-Term Incentive Compensation Plan (the “Omnibus Plan”), which was approved by stockholders at the November 2004 Annual Meeting. Such awards are intended to encourage our named executive officers and other employees to focus on our long-term performance. While the Omnibus Plan provides the flexibility to issue several types of long-term equity-based incentive awards, the Committee expects that its equity-based awards will likely be limited to performance-based restricted stock and option awards. Long-term equity-based incentive awards are a key component of our overall compensation program and we believe it has enabled us to attract, retain and motivate talented professionals. The Committee also believes that performance-based restricted stock and option awards are the most effective equity-based awards to accomplish these objectives, as it best conveys the concept of ownership to grantees and allows them to vote the shares and receive dividends on their vested and unvested shares.

The Committee has utilized performance based restricted stock awards over the last four years as a meaningful component of total compensation paid to the named executive officers. The Committee has the authority, pursuant to the Omnibus Plan, to grant performance based shares based upon Company and individual performance. Such shares can be shares of Common Stock and/or performance units which are expressed in terms of Common Stock. Historically, the Committee has awarded restricted Common Stock. Such shares contain vesting and other provisions. Equity based compensation has been a significant component of compensation for our named executives, as the Committee believes that a larger allocation to long-term equity-based incentive awards provides better alignment of incentives between employees, stockholders and clients. These awards also allow the executives to participate in any growth in stockholder value to which they contribute. Because of the risk of forfeiture if the recipient’s employment ends before the restrictions have terminated, restricted stock grants also serve as a valuable retention tool.

The vesting and number of restricted shares of our stock may be conditioned upon the lapse of time or the satisfaction of other factors determined by the Committee. The recipient of restricted shares will generally have the rights and privileges of a stockholder with respect to the right to receive dividends and the right to vote the shares. None of the restricted shares may be sold, transferred or pledged during the restricted period, and all restricted shares shall be forfeited, and all rights to the shares will terminate, if the recipient ceases to be an employee before the expiration or termination of the restricted period and satisfaction of any other conditions prescribed by the Committee with respect to the shares. The restrictions on transferability, and risks of forfeiture, generally lapse as follows: 12.5% immediately, and at the rate of 12.5%, 25%, and 50% upon the completion of the first, second, and third anniversaries, respectively.

For the named executive officers and all other eligible employees, restricted stock grants are made annually. Grants have historically been made in conjunction with annual reviews. Grants for the named executive officers are determined based on performance evaluations by the Committee, which focus on company performance, group performance and individual performance. For each named executive officer, other than the Chief Executive Officer, the Chief Executive Officer submits a recommendation to the Committee, which has full discretion for review, modification and final approval of awards.

The Committee does not rely solely on predetermined formulas, weighted factors or a limited set of criteria in making compensation decisions. In determining incentive awards payable to named executive officers, the Committee considers, among other things, the Company’s financial, strategic and operating results, performance of the Company’s products, execution of the Company’s business plan, the Company’s total shareholder return, leadership and personal performance, analysis of the executive’s historical and current compensation, and competitiveness of the executive’s total compensation.

The Committee intends to continue its strategy of compensating the Company’s named executive officers through programs that emphasize performance-based incentive compensation, fostering a pay-for-performance culture. To that end, a majority of executive compensation will continue to be tied to Company and individual performance, while maintaining an appropriate balance between cash and non-cash compensation.

The foregoing discussion primarily describes the compensation philosophies, principles and practices the Committee utilizes in setting executive compensation currently. In the future, as the Committee continues to review each element of the executive compensation program, these philosophies, principles and practices may change.

Tax and Accounting Implications

Compliance with Section 162(m) of the Internal Revenue Code.  Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to publicly held companies for certain compensation greater than $1 million paid for any fiscal year to the corporation’s chief executive officer and the three other most highly compensated executive officers (other than the chief financial officer) as of the end of any fiscal year. However, the statute exempts qualifying “performance-based” compensation from the deduction limit if certain requirements are met.

In designing our compensation programs, the Committee’s policy is to generally structure programs to achieve deductibility under Section 162(m). The Committee will strive to preserve the deductibility of executive compensation under Section 162(m), but the Committee reserves the flexibility to take actions that may be based on considerations in addition to tax deductibility. The Committee believes that stockholder interests are best served by not restricting the Committee’s discretion and flexibility in crafting compensation programs, even though such programs may result in certain non-deductible compensation expenses. Accordingly, the Committee may from time to time approve components of compensation for certain officers that are not deductible. In addition, it is possible that some performance-based compensation paid to the named executive officers will not satisfy Section 162(m) performance-based requirements, and as a result, a portion of such compensation may not be deductible by us.

Employee and Post-Retirement Benefits

We offer employee and post-retirement benefit coverage to all employees in order to provide employees with a reasonable level of financial support in the event of injury, illness or disability and to provide employees with the ability to accumulate retirement savings. All employees are eligible to participate in all benefit programs including medical, dental and vision insurance coverage, disability insurance and life insurance. In addition, all employees are eligible to participate in the Epoch Holding Corporation 401(k) Plan (the “Savings Plan”). The cost of health insurance and the Savings Plan is partially borne by employees, including the named executive officers. We bear the cost of disability insurance and a set amount of term life insurance for all employees on a non-discriminatory basis.

Savings Plan and Profit Sharing Contributions

Under the Savings Plan, employees may contribute up to 60% of their salary subject to the IRS annual maximum. Employees are vested immediately in their Savings Plan contribution. The Savings Plan also authorizes the Company to make discretionary contributions to employees’ Savings Plan accounts based on our profitability and performance. The profit sharing component of the Savings Plan is meant to be broad-based and all employees are eligible for discretionary profit sharing contributions. In 2008, we made a discretionary contribution of $3,000 to each eligible employee, including the named executive officers.

Pension Benefits

None of our named executives participate in, or have account balances in, qualified or non-qualified defined benefit plans sponsored by Epoch.

Perquisites

During the year, the Company paid certain life insurance premiums on behalf of Mr. Priest. We do not provide any other significant perquisites or personal benefits to our named executive officers.

Fiscal 2008 Executive Compensation

On September 27, 2007, the Committee approved the fiscal 2008 performance goals pursuant to which performance-based incentive awards were to be awarded to Messrs. Priest, Clark, Pearl and Taussig under the Omnibus Plan. The Omnibus Plan had previously been approved by stockholders at the November 2004 Annual Meeting. The awards were designed to ensure that annual bonuses meet the performance-based compensation rules under Section 162(m). The Committee established the maximum aggregate annual incentive award that could be awarded to Messrs. Priest, Clark, Pearl and Taussig, as well as the maximum amount payable to each of those individuals, based on the Committee’s assessment of our profitability at the end of the fiscal year. The actual amount payable as annual incentive for each of Messrs. Priest, Clark, Pearl and Taussig was determined by the Committee, which could reduce, but not increase, the maximum awards determined by the performance formula.

The maximum aggregate annual incentive award that could be awarded to Messrs. Priest, Clark, Pearl and Taussig for the annual performance period was 1.5x earnings before income tax, depreciation and amortization (amortization includes the amortization of stock-based compensation) (“EBITDA”), and provided EBITDA was at least $5 million. EBITDA for fiscal 2008 was approximately $9.7 million, and therefore the maximum aggregate annual incentive award was approximately $14.5 million. For each of Messrs. Priest,

Clark, Pearl and Taussig, the maximum individual amount payable was .375x EBITDA, or 25% of the maximum aggregate annual incentive award. The maximum individual amount payable for fiscal 2008 was therefore $3.6 million. The Committee chose EBITDA as the basis for the performance formula because it believes that EBITDA is a meaningful indicator of our performance and profitability and also believes that structuring the performance in this way closely aligns the incentives of these executives with our stockholders. The Committee chose these multiples based on its review of market and peer group compensation data as well as its subjective assessment of the proper allocation to performance-based incentive awards within the total compensation of these executives.

The Committee reduced the maximum and individual awards determined under the Omnibus Plan to ensure that the actual payouts reflected the performance of the Company and the respective executive, and were reasonable relative to peer compensation. As noted earlier, the Committee does not rely solely on predetermined formulas, weighted factors or a limited set of criteria in making compensation decisions.

Fiscal 2008 Executive Compensation Components

For the fiscal year ended June 30, 2008, the principal components of compensation for named executive officers were:

•	Base salary,
•	Cash incentive bonus awards;
•	Long-term equity-based incentive awards;
•	Employee and post-retirement benefits; and
•	Perquisites.

Base Salary

In January 2007, the Committee approved an increase in base salary from $250,000 to $300,000 for our CEO, Mr. Priest, and for Messrs. Clark, Pearl and Taussig, and an increase in base salary from $200,000 to $225,000 for Mr. Borak. In considering the CEO’s base salary, as well as the salaries of the other named executives, the Committee considered the factors discussed above under “Forms of Compensation Program — Base Salary”, including the contribution and scope of responsibility of each executive, the available market data for other peer named executives, and the reasonableness of the amount of the base salaries.

Pursuant to the terms of our CEO’s employment agreement (see “Employment Agreements”), Mr. Priest received an increase in base salary from $300,000 to $350,000 in January 2008. Also in January 2008, the Committee approved an increase in base salary for Mr. Borak from $225,000 to $250,000. In considering the CEO’s base salary, as well as the salaries of the other named executives, the Committee considered the factors discussed above under “Forms of Compensation Program — Base Salary,” including the contribution and scope of responsibility of each executive, the available market data for other peer named executives, and the reasonableness of the amount of the base salaries.

Additionally, the Committee considered measures of Epoch Holding Corporation’s performance in fiscal year 2007, as well as increases in assets under management, revenues, and income from continuing operations from fiscal year 2007 to fiscal year 2008.

The Committee also took into account subjective measures of responsibilities and performance during fiscal year 2008 including the responsibilities of the officer, the CEO’s and Committee’s views as to the individual performance by the named executive officer during the fiscal year, and the CEO’s and Committee’s views of the initiative, business judgment and management skills of the named executive.

Cash Incentive Bonus Awards

In July 2008, the Committee determined the annual cash incentive bonus award for Messrs. Priest, Clark, Pearl and Taussig for fiscal year 2008. In setting this award, the Committee considered measures of Epoch Holding Corporation’s performance in fiscal year 2008, including:

•	Assets under management increased by approximately 11%, from $6.0 billion at June 30, 2007 to $6.6 billion at June 30, 2008;

•	Revenues increased by approximately 41%, from $23.9 million for the year ended June 30, 2007 to $33.8 million for the year ended June 30, 2008;
•	The Company completed FY 2008 with a positive operating margin of 11%. Operating margins have been steadily increasing each quarter;
•	Nearly all of the Company’s investment products outperformed their respective benchmarks for the one year ended June 30, 2008; and
•	The Company had overall net income of $9.0 million, including gains and other income of $6.0 million.

The Committee also took into account subjective measures of each named executive’s responsibilities and performance during fiscal year 2008 including:

•	Increased roles and responsibilities in fiscal year 2008 in conjunction with our growth; and
•	Leadership of our management team throughout the year.

In addition, the Committee considered information received from its outside compensation consultant, Johnson Associates, Inc., as to cash compensation levels of chief executive officers and peer named executives of relevant competitor asset management firms and the reasonableness of the amount of the awards the Committee was considering granting. Taking these factors into account, the Committee established a cash incentive award of $725,000 for the CEO, Mr. Priest, and $725,000 each for Messrs. Clark, Pearl and Taussig. Mr. Borak, the Company’s CFO and a named executive, has historically been paid on a calendar year-basis with other employees, and received a cash incentive award of $315,000 in January 2008. Prospectively, it is anticipated that all the named executives will be paid concurrently on a calendar year basis.

Long-Term Equity-Based Incentive Awards

In July 2008, the Committee determined the long-term equity-based incentive awards for Messrs. Priest, Clark, Pearl and Taussig for fiscal year 2008. In setting this award, the Committee considered measures of the Company’s performance in fiscal 2008, including the measures considered in setting the cash incentive bonus awards (see “Cash Incentive Bonus Awards” above). Additionally, the Committee considered the following:

•	The expansion of the product line;
•	The expansion of the distribution channels;
•	Client satisfaction; and
•	Industry and market conditions, particularly within the financial services sector.

The Committee also took into account subjective measures of each named executive’s responsibilities and performance during fiscal year 2008 including:

•	The increased roles and responsibilities in fiscal year 2008 in conjunction with the growth of the Company;
•	The leadership of Epoch’s management team throughout the year; and
•	The strengthening of Epoch’s brand recognition and overall image.

In addition, the Committee considered equity-based incentive awards of chief executive officers and peer named executives of relevant competitor asset management firms and the reasonableness of the amount of the awards the Committee was considering granting. Taking these factors into account, the Committee established long-term equity based incentive awards of the equivalent of $425,000 for the CEO, Mr. Priest, $425,000 for Mr. Clark, $600,000 for Mr. Pearl, and $550,000 for Mr. Taussig. Mr. Borak received a long-term equity-based incentive award of $210,000 in January 2008.

Fiscal 2009 Executive Compensation

On July 28, 2008, the Committee approved the fiscal 2009 performance goals pursuant to which performance-based incentive awards will be awarded to Messrs. Priest, Clark, Pearl and Taussig under the Epoch 2004 Omnibus Long-Term Incentive Compensation Plan. The Omnibus Plan had previously been approved by stockholders at the November 2004 Annual Meeting. The awards are designed to ensure that annual bonuses meet the performance-based compensation rules under Section 162(m). The Committee established the maximum aggregate annual incentive award that could be awarded to Messrs. Priest, Clark, Pearl and Taussig, as well as the maximum amount payable to each of those individuals, based on the Committee’s assessment of our profitability at the end of the fiscal year. The actual amount payable as annual incentive for each of Messrs. Priest, Clark, Pearl and Taussig is determined by the Committee, which can reduce, but not increase, the maximum awards determined by the performance formula.

The maximum aggregate annual incentive award that could be awarded to Messrs. Priest, Clark, Pearl and Taussig for the annual performance period is 1.25x earnings before income tax, depreciation and amortization (amortization includes the amortization of stock-based compensation) (“EBITDA”), and provided EBITDA is at least $5 million. For each of Messrs. Priest, Clark, Pearl and Taussig, the maximum individual amount payable is .3125x EBITDA, or 25% of the maximum aggregate annual incentive award. The Committee chose EBITDA as the basis for the performance formula because it believes that EBITDA is a meaningful indicator of our performance and profitability and also believes that structuring the performance in this way closely aligns the incentives of these executives with our stockholders. The Committee chose these multiples based on its review of market and peer group compensation data as well as its subjective assessment of the proper allocation to performance-based incentive awards within the total compensation of these executives.

The Committee may reduce the maximum and individual awards determined under the Omnibus Plan to ensure that the actual payouts reflect the performance of the Company and the respective executive, and are reasonable relative to peer compensation. As noted earlier, the Committee does not rely solely on predetermined formulas, weighted factors or a limited set of criteria in making compensation decisions.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended June 30, 2008, the Compensation Committee consisted of three non-employee directors — Messrs. Tessler, Berenson and Flaherty. None of the executive officers serve as a director of another corporation in a case where an executive officer of such other corporation serves as a director of our Company.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Section 402(b) of Regulation S-K with management and, based on that review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in our Annual Report on Form 10-K for the year ended June 30, 2008.

Respectfully Submitted:

The Compensation Committee

Jeffrey L. Berenson, Chairman
Peter A. Flaherty
Allan R. Tessler

Notwithstanding anything to the contrary set forth in any filings of Epoch Holding Corporation (the “Company”) under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate future filings by reference, including this Proxy Statement, in whole or in part, the preceding Compensation Committee Report shall not be incorporated by reference into any such filings, and shall not be deemed soliciting material as filed under the Securities Act or Exchange Act.

Summary Compensation Table

The following table summarizes the total compensation during the fiscal year ended June 30, 2008 of our Chief Executive Officer, our Chief Financial Officer and each of our three other most highly compensated executive officers.

Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock Awards(2)(3)	All Other Compensation(4)	Total
William W. Priest Chief Executive Officer	2008	$325,000	$725,000	$382,917	$95,273	$1,528,190
	2007	275,000	600,000	232,442	94,473	1,201,915
Adam Borak Chief Financial Officer	2008	237,500	315,000	217,065	3,000	772,565
	2007	212,500	250,000	151,580	2,200	616,280
J. Philip Clark Executive Vice President	2008	300,000	725,000	449,679	3,000	1,477,679
	2007	275,000	600,000	387,257	2,200	1,264,457
David N. Pearl Executive Vice President	2008	300,000	725,000	442,082	3,000	1,470,082
	2007	275,000	600,000	336,239	2,200	1,213,439
Timothy T. Taussig President	2008	300,000	725,000	334,596	3,000	1,362,596
	2007	275,000	600,000	232,442	2,200	1,109,642

(1)	Represents the effective salary recognized for the fiscal year ended June 30, 2008. Effective January 1, 2008, the Compensation Committee approved salaries of $350,000 for Mr. Priest and $250,000 for Mr. Borak.
(2)	The Compensation Committee approves the total amount received for bonuses and approves the allocation of incentive bonuses among our executive officers. Amounts awarded are paid in cash and shares of restricted stock.
(3)	The amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended June 30, 2008 and amounts related to restricted stock grants made prior to fiscal 2008, in accordance with SFAS 123R. All restricted stock awards reported in this table were awarded for fiscal years 2005, 2006 or 2007 and were reported in the summary compensation tables and grants of plan-based award tables of our proxy statements in those years. None of the executive officers named in the table forfeited any restricted stock awards during the fiscal years indicated.
(4)	For each executive officer, includes contributions by the Company to the Epoch Holding Corporation 401(k) Plan. For Mr. Priest, amount also includes premiums paid by the Company for certain life insurance policies held by Mr. Priest.

Grants of Plan-Based Awards

The following table provides information concerning each plan-based award granted during the fiscal year ended June 30, 2008 to our named executive officers.

Name	Grant Date	Number of Shares of Stock (#)(1)	Grant Date Close Price(2)	Full Grant Date Fair Value(3)
William W. Priest	08/15/2007	43,994	$11.44	$503,291
Adam Borak	01/31/2008	19,560	11.17	218,485
J. Philip Clark	08/15/2007	32,518	11.44	372,006
David N. Pearl	08/15/2007	36,343	11.44	415,764
Timothy T. Taussig	08/15/2007	32,518	11.44	372,006

(1)	All shares of restricted stock were awarded pursuant to the Epoch 2004 Omnibus Long-Term Incentive Compensation Plan. The restricted stock vests as follows: 12.5% immediately, and at the rate of 12.5%, 25%, and 50% upon the completion of the first, second, and third anniversaries, respectively. Dividends are paid on shares of restricted stock at the same time, and in the same amounts, as dividends are paid on our other outstanding shares of Common Stock.
(2)	The grant date close price equals the closing price of our Common Stock on the grant date.

(3)	The Full Grant Date Fair Value is the total amount that we will recognize as an expense over the award’s vesting schedule under SFAS 123R. As the awards vest, a pro rata portion of this amount will be included in our Summary Compensation Table each year. For restricted stock, we calculate the grant date fair value by multiplying the number of shares granted by the closing price of our Common Stock on the grant date.

Outstanding Equity Awards at June 30, 2008

The following table provides information as of June 30, 2008 about the outstanding equity awards held by our named executive officers.

Stock Awards
Name	Grant Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested($)(1)
William W. Priest	09/20/2005 08/01/2006 08/15/2007	35,000 59,390 38,495	318,850 541,043 350,689
Adam Borak	08/10/2005 01/31/2006 02/15/2006 01/31/2007 01/31/2008	26,882 4,629 347 20,874 17,115	244,895 42,170 3,161 190,162 155,918
J. Philip Clark	09/20/2005 08/01/2006 08/15/2007	35,000 127,262 28,453	318,850 1,159,357 259,207
David N. Pearl	09/20/2005 08/01/2006 08/15/2007	55,000 80,601 31,800	501,050 734,275 289,698
Timothy T. Taussig	09/20/2005 08/01/2006 08/15/2007	35,000 59,390 28,453	318,850 541,043 259,207

(1)	The amounts are calculated by multiplying the number of unvested shares of restricted stock held by the named executive officer at the close of business on June 30, 2008 by $9.11, the closing price of our Common Stock on the last trading day of the fiscal year.

Stock Vested Table

The following table provides information about vesting of restricted stock during fiscal year 2008 for our named executive officers.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
William W. Priest	32,897	$446,064
Adam Borak	21,856	285,650
J. Philip Clark	42,776	603,766
David N. Pearl	45,476	621,431
Timothy T. Taussig	31,463	429,659

(1)	The value realized upon vesting of restricted stock is calculated by multiplying the fair market value of a share of Common Stock on the vesting date (the closing price of our Common Stock on the vesting date) by the number of shares vested.

Employment Agreements

The Company entered into a three-year employment agreement with its Chief Executive Officer, William W. Priest, in November 2007, effective January 1, 2008. The agreement calls for a base annual salary of $350,000 and bonus compensation in accordance with the Company’s bonus and incentive compensation plans then in effect. The agreement also calls for certain payments in the event of termination. The payments could vary depending on the cause of termination and whether or not the Board of Directors elects to enforce a non-compete agreement. The agreement was reviewed and approved by the Company’s Compensation Committee and the Board of Directors. There are no employment agreements with any other executive officer of our Company.

Potential Payments on Termination or a Change of Control

With the exception of Mr. Priest, and the above mentioned employment agreement, we have not provided our named executive officers with agreements providing for severance payments, medical or insurance benefits or any other perquisites after their employment has ended or following a change of control of Epoch.

Termination (Including for Cause, Other Than for Cause, Death or Disability)

As described in the “Compensation Discussion and Analysis” in this Proxy Statement, our named executive officers typically receive long-term incentive awards in the form of restricted stock. Except as otherwise determined by the Compensation Committee, upon termination of a named executive’s continuous service during the applicable restriction period, the named executive’s restricted stock at that time shall be forfeited. The Compensation Committee may provide, by rule or regulation or in any award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to restricted stock shall be waived in whole or in part in the event of terminations resulting from specified causes. The Compensation Committee also has the authority to accelerate the vesting of any restricted stock in its discretion at any time.

Change of Control

All unvested shares of restricted stock issued to a named executive officer automatically vest, and all restrictions on the shares will lapse, upon a change of control of Epoch (as defined below), except to the extent of any waiver by the executive, and subject to any applicable restrictions due to legal or other requirements. Upon vesting, shares cease to be subject to transfer restrictions and forfeiture.

However, if in the event of a change in control the successor company assumes or substitutes for the unvested shares of restricted stock award, then the unvested shares of restricted stock shall not be accelerated.

For purposes of our restricted stock, a “change of control” of Epoch means (1) a person, other than one of our affiliates, becoming the direct or indirect owner of securities representing 50% or more of the combined voting power of our outstanding stock, or (2) during any period of two consecutive years individuals who constitute the Board of Directors cease for any reason to constitute at least a majority of the Board, or (3) the approval by our stockholders of an agreement to merge or consolidate Epoch with or into another company (with Epoch not remaining an independent publicly owned company) or to sell or otherwise dispose of all or substantially all of our assets, other than a transaction in which Epoch or its stockholders own 50% or more of the combined voting power of the surviving entity.

The following two tables set forth information regarding potential payments to each of our named executive officers in the event of a termination of his or her employment, upon death or disability, or following a change of control of Epoch.

Estimated Post-Termination Payments for William W. Priest, Chief Executive Officer

Payments Upon Termination(1)	With Cause(2)	Without Cause or Resignation with Good Reason(3)	Change of Control(4)	Voluntary Resignation(5)	Death or Disability(6)
Base salary	$0	$350,000	$700,000	$0	$0
Annual bonus incentive	1,150,000	2,166,000	3,182,000	1,150,000	1,150,000
Accelerated Restricted Stock(7)(8)	0	1,210,582	1,210,582	0	1,210,582
Total	$1,150,000	$3,726,582	$5,092,582	$1,150,000	$2,360,582

(1)	The amounts in the respective columns are calculated as if the different scenarios occurred on June 30, 2008, the last day of the fiscal year and are subject to the terms of the Employment Agreement between William W. Priest and the Company.
(2)	Termination by Employer with Cause. Executive entitled only to accrued but unpaid base salary and annual bonus for fiscal 2008.
(3)	Termination by Employer without Cause or by Executive with Good Reason. Executive entitled to (a) accrued but unpaid base salary and annual bonus for fiscal 2008, (b) 1x base salary, and (c) 1x average annual bonus.
(4)	Termination in Connection with Change of Control. Executive entitled to (a) accrued but unpaid base salary and annual bonus for fiscal 2008, (b) 2x base salary, and (c) 2x average annual bonus.
(5)	Voluntary resignation. Executive entitled only to accrued but unpaid base salary and annual bonus for fiscal 2008.
(6)	Death or disability. Executive entitled to accrued but unpaid base salary and annual bonus for fiscal 2008.
(7)	Assumes the Compensation Committee waives the forfeiture conditions of the restricted stock in whole in the event of a termination of employment resulting from the respective specified causes.
(8)	Amounts are calculated by multiplying the number of unvested shares of restricted stock held by William W. Priest by $9.11, the closing price of our Common Stock on June 30, 2008, the last trading day of the fiscal year.

Estimated Post-Termination Payments for Named Executive Officers, other than the Chief Executive Officer

Name	Accelerated Restricted Stock ($)(1)(2)
Adam Borak
Upon Termination	636,306
Upon Death or Disability	636,306
Upon a Change of Control	636,306
J. Philip Clark
Upon Termination	1,737,414
Upon Death or Disability	1,737,414
Upon a Change of Control	1,737,414
David N. Pearl
Upon Termination	1,525,023
Upon Death or Disability	1,525,023
Upon a Change of Control	1,525,023
Timothy T. Taussig
Upon Termination	1,119,100
Upon Death or Disability	1,119,100
Upon a Change of Control	1,119,100

(1)	Assumes the Compensation Committee waives the forfeiture conditions of the restricted stock in whole in the event of a termination of employment resulting from the respective specified causes.
(2)	The amounts in this column are calculated as if the named executive officer’s termination of employment, death or disability, or the change of control occurred on June 30, 2008. The amounts are calculated by multiplying the number of unvested shares of restricted stock held by the named executive officer by $9.11, the closing price of our Common Stock on June 30, 2008, the last trading day of the fiscal year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed CF & Co., L.L.P. (“CF”) as the independent registered public accounting firm of our Company for the fiscal year ending June 30, 2009. Representatives of CF are expected to be present at the Annual Meeting to answer questions. They also will have the opportunity to make a statement if they desire to do so. Our organizational documents do not require that our stockholders ratify the selection of CF as our independent registered public accounting firm.

Pre-Approval Policies and Procedures

The Audit Committee, or any member designated by the Audit Committee Chairman, approves in advance all audit and any non-audit services rendered by CF to Epoch and its consolidated subsidiaries. Any member to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee has considered the role of CF in providing tax services to the Company and has concluded that such services are compatible with CF’s independence as the Company’s independent registered public accounting firm. CF does not provide any business consulting or other non-audit services to the Company.

All audit, audit-related and tax services performed by our independent registered public accounting firm which required pre-approval, as defined in our Audit Committee’s policies and procedures, were pre-approved. Services other than audit, audit-related and tax services, which did not require pre-approval pursuant to those policies were brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Chairman of our Audit Committee in accordance with SEC rules and regulations.

Audit Fees

The aggregate fees paid or accrued by the Company for professional services rendered for the audit of our annual financial statements included in our Annual Report on Form 10-K, for the review of the financial statements included in our Quarterly Reports on Form 10-Q, and for tax services for the fiscal years ended June 30, 2008 and 2007 were as follows:

	2008	2007
	(Dollars in Thousands)
Audit Fees(1)	$310	$299
Audit-Related Fees(2)	6	11
Tax Fees(3)	126	57
All Other Fees(4)	—	—
Total Fees	$442	$367

(1)	Audit fees were for the audit of the Company’s consolidated financial statements included in the Company’s Annual Report and audit of internal control over financial reporting, as well as review of consolidated financial statements included in the Company’s Quarterly Reports, and consultations on accounting and financial reporting matters. Audit fees include travel expenses.
(2)	Audit-related fees are principally for additional review of the Company’s operations and systems in fiscal 2007, and review of the proxy statements and attendance at stockholders’ meetings in fiscal 2008 and fiscal 2007.
(3)	Tax fees include preparation of income tax returns and consultations on various tax matters performed in fiscal 2008 and fiscal 2007.
(4)	There were no fees billed by CF in fiscal 2008 or fiscal 2007 for any other services not described in the three categories listed immediately above.

AUDIT COMMITTEE REPORT

The Audit Committee assists the Board of Directors in its oversight of the financial accounting and reporting of Epoch. In addition to selecting the Company’s independent registered public accounting firm (“independent auditors”), the Audit Committee is responsible for monitoring (i) the integrity of the financial statements of the Company, (ii) the independent auditor’s qualifications and independence, (iii) the performance of the Company’s independent auditors, (iv) the compliance by the Company with legal and regulatory requirements, and (v) the Company’s system of disclosure controls and its system of internal controls over financial reporting. The Audit Committee is composed of three independent directors and operates under a written charter adopted and approved by the Board of Directors. Each Audit Committee member, during the fiscal year ended June 30, 2008, and as of the date of the adoption of this report, is independent under the standards established by the Board and the NASDAQ. The Board of Directors has also determined that Mr. Freedman qualifies as an “audit committee financial expert” as defined by the SEC.

The Audit Committee held six meetings during the fiscal year ended June 30, 2008. The meetings were intended, among other things, to facilitate communication among the Audit Committee, management, and the independent auditors, CF & Co., LLP. The Audit Committee reviewed with management and its independent auditors the overall scope and plans for the respective audit and discussed with both management and the independent auditors the results of their examinations and their evaluations of Epoch’s internal controls. The Audit Committee’s discussions with management and the independent auditors included a review of significant accounting policies applied by Epoch in its financial statements. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

For fiscal year 2008, management completed the documentation, testing and evaluation of the Company’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002, and related regulations. The Audit Committee monitored the progress of the evaluation and provided oversight and guidance to management during the process. In connection with this oversight, the Audit Committee received periodic updates provided by management and the independent auditors. At the conclusion of the process, management provided the Audit Committee with a report on management’s assessment of the effectiveness of internal control over financial reporting as of June 30, 2008, and the independent auditor provided the Audit Committee with their related attestation report.

Epoch’s management is responsible for the financial reporting process, for the preparation, presentation and integrity of the consolidated financial statements in accordance with generally accepted accounting principles, and for the establishment and effectiveness of Epoch’s internal controls and procedures designed to assure compliance with accounting standards and laws and regulations. Epoch’s independent auditors are responsible for auditing those financial statements in accordance with generally accepted auditing standards and for attesting to the effectiveness of Epoch’s internal control over financial reporting. The Audit Committee monitors and reviews these processes. The members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent auditors.

The Audit Committee has reviewed and discussed the audited consolidated financial statements of Epoch as of, and for the fiscal year ended, June 30, 2008 with management and Epoch’s independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, including the quality, not just the acceptability, of the significant accounting policies, the reasonableness of management judgments and estimates and the clarity of disclosures in the financial statements.

Furthermore, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with the independent auditors their independence from Epoch and its management. When considering the independent auditors’ independence, the Audit Committee considered whether their provision of services to Epoch beyond those rendered in connection with their audit and review of Epoch’s consolidated financial statements was compatible with maintaining their independence. The Audit Committee also reviewed, among other things, the amount of fees paid to the independent auditors for audit and non-audit services.

Based on the reviews, reports and discussions described in this Report, and subject to the limitations of the Audit Committee’s role and responsibilities referred to above, the Audit Committee recommended to the Board of Directors that Epoch’s audited consolidated financial statements as of, and for the fiscal year ended, June 30, 2008 be included in Epoch’s Annual Report on Form 10-K filed with the SEC. The Audit Committee also recommended to the Board, and the Board approved, the selection of CF & Co., L.L.P. as independent auditors for the fiscal year ending June 30, 2009.

Respectfully Submitted:

The Audit Committee

Eugene M. Freedman, Chairman
Enrique R. Arzac
Peter A. Flaherty

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 17, 2008, certain information regarding the shares of our Common Stock beneficially owned by each (i) Named Executive, (ii) director, (iii) beneficial holder of more than five percent of the outstanding shares of our Common Stock (“Beneficial Holder”), and (iv) all directors and executive officers of our Company as a group.

Named Executive, Director, Beneficial Holder or Identity of Group	Amount and Nature of Beneficial Ownership of Common Stock(1)	Percent of Shares Beneficially Owned(2)
Named Executives:
William W. Priest(3)	3,054,854	13.9%
J. Philip Clark(3)(4)	1,325,694	6.0%
Timothy T. Taussig(3)	1,288,041	5.8%
David N. Pearl(3)	1,082,066	4.9%
Adam Borak(3)	92,755	*
Directors:
Jeffrey L. Berenson(3)(5)	1,741,745	7.9%
Allan R. Tessler(3)(6)	688,594	3.1%
Eugene Freedman(3)	109,152	*
Peter A. Flaherty(3)	54,984	*
Enrique R. Arzac(3)	34,528	*
Beneficial Holders:
Keeley Asset Management Corp.(7)	2,748,990	12.5%
General American Investors Company, Inc.(8)	1,666,667	7.6%
Bedford Oak Advisors, LLC(9)	1,373,294	6.2%
All Named Executives and Directors as a group (10 persons)(10)	9,472,413	43.0%

*	Less than one percent of issued and outstanding Common Stock.
(1)	Unless otherwise indicated, includes shares owned by a spouse, minor children, by relatives sharing the same home and entities owned or controlled by the named person. In computing the number of shares of Common Stock beneficially owned, such persons and entities are also deemed under SEC Rule 13d-3 to beneficially own any shares that they have the right to acquire within sixty (60) days of October 17, 2008 through the exercise of stock options. Unless otherwise noted, shares are owned of record and beneficially by the named person.
(2)	Based upon 22,043,125 shares of Common Stock outstanding as of October 17, 2008. For purposes of computing the percentage of outstanding shares of Common Stock beneficially owned by such person or entity, shares of stock subject to the conversion of stock options that are currently exercisable or become exercisable within 60 days of October 17, 2008 are deemed to be outstanding for the holder thereof, but are not deemed to be outstanding for purposes of computing the ownership percentage of any other person.
(3)	c/o Epoch Holding Corporation, 640 Fifth Avenue, 18th Floor, New York, New York 10019.
(4)	Includes 1,325,694 shares held by the J Philip/Deborah K Clark Trust u/a 10/06/1994.
(5)	Includes 132,493 shares held by Berenson & Company, Inc., of which Mr. Berenson is the Chief Executive Officer.
(6)	Includes 302,141 shares held by the ART/FGT Family Partners Ltd. and 69,179 shares held by Tessler Family Limited Partnership. Includes 30,000 shares issuable upon the exercise of vested options.
(7)	Based solely upon a Schedule 13F-HR/A for the period ended June 30, 2008, filed by Keeley Asset Management Corp., 401 South LaSalle Street, Suite 1201, Chicago, Illinois 60605 on August 13, 2008.
(8)	Based solely upon a Schedule 13F-HR for the period ended September 30, 2008, filed by General American Investors Company, Inc., 100 Park Avenue, 35th Floor, New York, New York 10017 on October 20, 2008.
(9)	Based solely upon a schedule 13F-HR for the period ended June 30, 2008, filed by Bedford Oak Advisors, LLC, 100 South Bedford Road, Mt. Kisco, New York 10549 on August 18, 2008.
(10)	Includes an aggregate of 30,000 shares issuable upon the exercise of vested options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There have been no related party transactions, or proposed transactions, with our Company, or its subsidiaries in an amount exceeding $120,000, or in which a director, director nominee, executive officer, holder of more than 5% of our common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, since the end of the prior fiscal year ended June 30, 2007.

From time to time, our directors, executive officers and employees, members of their immediate families and companies or affiliates of companies that employ our independent directors may have investments in various investment vehicles or accounts sponsored or managed by us or utilize our products or services in the ordinary course of business on substantially the same terms as those prevailing at the time for comparable products or services provided to unaffiliated third parties.

All material transactions involving affiliated parties are subject to approval by the Audit Committee. We have a written policy addressing the review and approval of related party transactions that is entitled our Conflicts of Interest Policy and is included in the Company’s Code of Ethics and Business Conduct. The Conflicts of Interest Policy provides that, except with the Board of Directors’ prior knowledge and consent, no director, officer or employee of Epoch or its subsidiaries may be involved in a transaction or relationship that gives rise to a “conflict of interest” with Epoch. The policy defines “conflict of interest” as an occurrence where a director, officer or employee’s private interests interfere, or appear to interfere, in any way with our interests as a whole, and specifically includes all related party transactions and relationships we are required to disclose in our proxy statement.

In the event the Board of Directors’ consent to a conflict of interest is sought, the request must be addressed to our compliance officer (or, where the matter involves the compliance officer, to the Audit Committee) and referred to the Audit Committee for its consideration. If the matter involves any member of the Audit Committee, the matter is required to be addressed by the disinterested members of the Board of Directors. A majority of the members of the Audit Committee (or a majority of the disinterested members of the Board of Directors, where applicable) must approve any request. The terms of any transaction consented to must be as favorable to us as the terms would be if the transaction were entered into with an unrelated third party.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and beneficial owners of more than ten percent (10%) of the Company’s equity securities to file reports of holdings and transactions in the Company’s equity securities with the SEC, generally within two business days of a reportable transaction. As a practical matter, the Company seeks to assist its directors and executives by monitoring transactions and completing and filing reports on their behalf.

Based solely on a review of the reports furnished to the Company, or written representations from reporting persons that all reportable transactions were reported, the Company believes that during the fiscal year ended June 30, 2008, the Company’s officers, directors and greater than ten-percent owners timely filed all reports they were required to file under Section 16(a).

INDEMNIFICATION OF OFFICERS AND DIRECTORS

Article VI of our Articles of Incorporation provides for us to indemnify any and all directors and officers whom it shall have power to indemnify under Section 145 of the Delaware General Corporation Law (DGCL) from and against any and all of the expenses, liabilities or other referred to in, or covered by, such Section. The indemnification provided in Section 145 of the DGCL shall not be deemed exclusive of any other rights to which the persons so indemnified may be entitled under our By-Laws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity by holding such office, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

In addition, we have entered into indemnification agreements with certain of our executive officers and directors. Each indemnification agreement provides that, notwithstanding the other provisions of such indemnification agreements, to the extent that a director or officer is a party to and is wholly or partly successful, on the merits or otherwise, in any proceeding covered by an indemnification agreement, we will indemnify such person to the maximum extent consistent with applicable law against all expenses and liabilities actually incurred by or for the director or officer in connection with each successfully resolved claim, issue or matter in such proceeding. If the director or officer is unsuccessful, on the merits or otherwise, we have agreed to indemnify such person unless we prove by clear and convincing evidence in a forum selected by the director or executive officer that the act or omission that gave rise to the proceeding did not meet our indemnification standard.

PROPOSAL 2 — AMENDMENT TO THE 2004 OMNIBUS
LONG-TERM INCENTIVE COMPENSATION PLAN

We are asking our stockholders to approve amending our 2004 Omnibus Long-Term Incentive Compensation Plan (the “Omnibus Plan” or the “Plan”) to increase the number of shares of Common Stock available for issuance under the Omnibus Plan by 2,500,000 shares (the “Omnibus Plan Amendment”).

The Omnibus Plan was adopted by the Board of Directors in July 2004 and approved by our stockholders in November 2004. At that time, 3,000,000 shares were authorized for issuance under the Omnibus Plan, of which approximately 400,000 remain available for issuance. The Compensation Committee of the Board believes that it is important to continue the flexibility to grant additional shares under the Omnibus Plan and that the remaining shares are insufficient in view of the Company’s compensation structure and strategy of the Omnibus Plan. The Board believes that the availability of an additional 2,500,000 shares of our common stock to be added to the Omnibus Plan will ensure that the Company continues to have a sufficient number of shares of common stock authorized for issuance under the Plan. If stockholders approve this proposal, the total number of shares of our common stock currently available for grant will be approximately 2,900,000.

We strongly believe that the approval of the Omnibus Plan is essential to our continued success. The Board believes that equity awards in meaningful amounts motivate high levels of performance, align the interests of employees and stockholders by giving employees the perspective of an owner with an equity stake in the Company, and provide an effective means of recognizing employee contributions to the success of the Company. The Board believes that equity awards are a competitive necessity in the environment in which we operate, and are essential to our continued success at recruiting and retaining the highly qualified key personnel who help the Company meet its goals, as well as rewarding and encouraging current employees. We believe that the ability to continue to grant meaningful equity awards will be important to the future success of the Company.

You are being asked to approve the Omnibus Plan Amendment. You should read and understand the terms of the Omnibus Plan Amendment and Omnibus Plan before you vote. A summary of the Omnibus Plan, as it is proposed to be amended, appears below and the full text of the Omnibus Plan, as amended and restated, is attached to this Proxy Statement as Appendix A. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting will be required to approve the Omnibus Plan Amendment.

The Board recommends a vote FOR approval of the Omnibus Plan Amendment.

Summary of the 2004 Omnibus Long-Term Incentive Plan

Administration

Administration of the Omnibus Plan is carried out by the Compensation Committee of the Board. The Compensation Committee may delegate a portion of its authority under the Omnibus Plan to one or more of our officers. As used in this summary, the term “administrator” means the Compensation Committee or its delegate.

Eligibility

Our officers and employees and those of our operating subsidiaries are eligible to participate in the Omnibus Plan. Our directors and other persons that provide consulting services to us and our subsidiaries are also eligible to participate in the Omnibus Plan.

Shares and Award Limits

Under the amended Omnibus Plan, the number of shares of common stock that would be available for stock options, stock awards, deferred shares or performance shares is approximately 2,900,000. No one participant may receive awards for more than 400,000 shares of common stock in any one calendar year. The maximum number of performance units that may be granted to a participant in any one calendar year is 400,000 for each full or fractional year included in the performance period for the award granted during the calendar year. Each performance unit is equal to $1.00. These limitations, and the terms of outstanding awards, will be adjusted without the approval of our stockholders as the administrator determines is appropriate in the event of a stock dividend, stock split, reclassification of stock or similar events. If an option terminates, expires or becomes unexercisable, or shares of common stock subject to a stock award, grant of performance shares or grant of deferred shares are forfeited, the shares subject to such option, stock award, grant of performance shares or grant of deferred shares are available under the first sentence of this paragraph for future awards under the Omnibus Plan. In addition, shares which are issued under any type of award under the Omnibus Plan and which are repurchased or reacquired by us at the original purchase price for such shares are also available under the first sentence of this paragraph for future awards under the Omnibus Plan.

Stock Options

The Omnibus Plan provides for the grant of both options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code (the “Code”) and options that are not intended to so qualify. Options intended to qualify as incentive stock options may be granted only to persons who are our employees or are employees of our subsidiaries which are treated as corporations for federal income tax purposes.

The administrator will select the participants who are granted options and, consistent with the terms of the Omnibus Plan, will prescribe the terms of each option, including the vesting rules for such option. The option exercise price cannot be less than the common stock's fair market value on the date the option is granted, and in the event a participant is deemed to be a 10% owner of our Company or one of our subsidiaries, the exercise price of an incentive stock option cannot be less than 110% of the common stock's fair market value on the date the option is granted. The Omnibus Plan prohibits repricing of an outstanding option, and therefore, the administrator may not, without the consent of the stockholders, lower the exercise price of an outstanding option. This limitation does not, however, prevent adjustments resulting from stock dividends, stock splits, reclassifications of stock or similar events. The option price may be paid in cash or, with the administrator's consent, by surrendering shares of common stock, or a combination of cash and shares of common stock. Options may be exercised in accordance with requirements set by the administrator. The maximum period in which an option may be exercised will be fixed by the administrator but cannot exceed ten years, and in the event a participant is deemed to be a 10% owner of our Company or one of our corporate subsidiaries, the maximum period for an incentive stock option granted to such participant cannot exceed five years. Options generally will be nontransferable except in the event of the participant's death but the administrator may allow the transfer of non-qualified stock options through a gift or domestic relations order to the participant's family members.

Unless provided otherwise in a participant's stock option agreement and subject to the maximum exercise period for the option, an option generally will cease to be exercisable upon the earlier of three months following the participant's termination of service with us or the expiration date under the terms of the participant's stock option agreement. The right to exercise an option will expire immediately upon termination if the termination is for “cause” or a voluntary termination any time after an event that would be grounds for termination for cause. Upon death or disability, the option exercise period is extended to the earlier of one year from the participant's termination of service or the expiration date under the terms of the participant's stock option agreement.

Stock Awards and Performance Based Compensation

The administrator also will select the participants who are granted restricted common stock awards and, consistent with the terms of the Omnibus Plan, will establish the terms of each stock award. A restricted common stock award may be subject to payment by the participant of a purchase price for shares of common stock subject to the award, and a stock award may be subject to vesting requirements or transfer restrictions or both, if so provided by the administrator. Those requirements may include, for example, a requirement that the participant complete a specified period of service or that certain performance objectives be achieved. The performance objectives may be based on the individual performance of the participant, our performance or the performance of our affiliates, subsidiaries, divisions, departments or functions in which the participant is employed or has responsibility. In the case of a performance objective for an award intended to qualify as “performance based compensation” under Section 162(m), the objectives are limited to specified levels of and increases in our or a business unit's return on equity; total earnings; earnings per share; earnings growth; return on capital; return on assets; economic value added; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; sales growth; gross margin return on investment; increase in the fair market value of the shares; share price (including but not limited to growth measures and total stockholder return); net operating profit; cash flow (including, but not limited to, operating cash flow and free cash flow); cash flow return on investments (which equals net cash flow divided by total capital); funds from operations; internal rate of return; increase in net present value or expense targets. Transfer of the shares of common stock subject to a stock award normally will be restricted prior to vesting.

Deferred Shares

The Omnibus Plan also authorizes the grant of deferred shares, i.e., the right to receive a future delivery of shares of common stock, if certain conditions are met. The administrator will select the participants who are granted awards of deferred shares and will establish the terms of each grant. The conditions established for earning the grant of deferred shares may include, for example, a requirement that certain performance objectives, such as those described above, be achieved.

Performance Shares and Performance Units

The Omnibus Plan also permits the grant of performance shares and performance units to participants selected by the administrator. A performance share is an award designated in a specified number of shares of common stock that is payable in whole or in part, if and to the extent certain performance objectives are achieved. A performance unit is a cash bonus equal to $1.00 per unit awarded that is payable in whole or in part, if and to the extent certain performance objectives are achieved. The performance objectives will be prescribed by the administrator for grants intended to qualify as “performance based compensation” under Section 162(m) and will be stated with reference to the performance objectives described above. A grant of performance units may be settled by payment of cash, shares of common stock or a combination of cash and shares and may grant to the participant or reserve to the administrator the right to elect among these alternatives.

Amendment and Termination

No awards may be granted under the Omnibus Plan after the tenth anniversary of the adoption of the Omnibus Plan. The Board may amend or terminate the Omnibus Plan at any time, but an amendment will not become effective without the approval of our stockholders if it increases the aggregate number of shares of common stock that may be issued under the Omnibus Plan, changes the class of employees eligible to receive incentive stock options or stockholder approval is required by any applicable law, regulation or rule, including any rule of any applicable securities exchange or quotation system. No amendment or termination of the Omnibus Plan will affect a participant's rights under outstanding awards without the participant's consent.

Federal Income Tax Consequences of the Plan

The following is a summary of certain federal income tax consequences relating to awards under the Plan, based on federal income tax laws currently in effect. This summary is not intended to and does not describe all of the possible tax consequences that could result from the acquisition, holding, exercise or disposition of an option right or shares of Common Stock purchased or granted pursuant to, or any other award granted under, the Plan and does not describe any state, local or foreign tax consequences.

Tax Consequences to Participants

Incentive Stock Options.  A Plan participant will not recognize income upon the grant of an option intended to be an incentive stock option. Furthermore, a Plan participant will not recognize ordinary income upon the exercise of an incentive stock option if he or she satisfies certain employment and holding period requirements although the exercise may be subject to alternative minimum tax. To satisfy the employment requirement, a Plan participant must exercise the option not later than three months after he or she ceases to be an employee of the Company and its subsidiaries (one year if he or she is disabled). To satisfy the holding period requirement, a Plan participant must hold the shares acquired upon exercise of the incentive stock option for more than two years from the grant of the option and more than one year after the shares are transferred to him or her. If these requirements are satisfied, the Plan participant will be taxed on the difference between his or her basis in the shares and the net proceeds of the sale at capital gain rates on the sale of the shares.

If a Plan participant disposes of shares of Common Stock acquired upon the exercise of an incentive stock option without satisfying the holding period requirement, the Plan participant will usually recognize ordinary income at the time of disposition equal to the amount of the difference between the fair market value of the stock on the date the option is exercised and the exercise price of the option.

Non-Qualified Stock Options.  In general, a Plan participant will not recognize income at the time an option is granted. At the time of exercise of the option, he or she will recognize ordinary income if the shares are not subject to a substantial risk of forfeiture (as defined in Section 83 of the Internal Revenue Code). The amount of such income will be equal to the difference between the option exercise price and the fair market value of the shares of Common Stock on the date of exercise. At the time of the sale of the shares of Common Stock acquired pursuant to the exercise of an option, appreciation in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain, and depreciation in value will be treated as short-term or long-term capital loss, depending on how long the shares have been held. Long-term capital gains may be eligible for reduced rates if the participant has satisfied applicable holding period requirements.

Restricted Shares.  In general, a Plan participant will not recognize ordinary income upon receipt of restricted shares. The Plan participant will recognize ordinary income when the shares are transferable by the Plan participant or are no longer subject to a substantial risk of forfeiture, whichever occurs first. At such time, the Plan participant will recognize ordinary income in an amount equal to the current fair market value of the shares. A Plan participant may, however, elect to recognize ordinary income when the restricted shares are granted in an amount equal to the fair market value of the shares at that time, determined without regard to the restrictions. Any appreciation in the value of the shares after the date the shares become transferable or are no longer subject to substantial risk of forfeiture, or after the participant has made the election referred to in the preceding sentence, if applicable, will be treated as either short-term or long-term capital gain, and any depreciation in value will be treated as either short-term or long-term capital loss, depending upon how long the shares have been held.

Performance Units.  A Plan participant will not recognize income upon the grant of performance units. In general, a Plan participant will recognize ordinary income at the time he or she receives payment with respect to performance units in the amount of the payment.

Other Stock-Based Awards.  The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted shall be purchased for such consideration (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

Tax Consequences to the Company

To the extent that a Plan participant recognizes ordinary income as described above, the Company, or its subsidiary for which the Plan participant performs services, will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Internal Revenue Code.

All future awards under the Omnibus Plan will be discretionary and therefore are not determinable at this time.

Approval of the Omnibus Plan requires the affirmative vote of a majority of the votes cast on the matter by holders of our outstanding common shares at the Annual Meeting, provided a quorum is present.

Our Board has determined it to be advisable and in the best interests of us and our stockholders to amend the Omnibus Plan. Our Board unanimously recommends that you vote “FOR” the amendment to the Omnibus Plan. The shares represented by the proxy cards returned will be voted “FOR” election of this amendment unless an instruction to the contrary is indicated on the proxy card.

AVAILABLE INFORMATION

The Company maintains a web site which contains current information on operations and other corporate governance matters. The website address is www.eipny.com. Through the “Investor Relations” section of our website, we make available, free of charge, our Annual Report on Form 10-K, and our proxy filed with the SEC, as well as quarterly reports on Form 10-Q, current reports on Form 8-K, and any amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

SUBMISSION OF STOCKHOLDER PROPOSALS

Requirements for Stockholder Proposals to Be Considered for Inclusion in Our 2009 Proxy Materials.   Stockholders may submit proposals appropriate for stockholder action at meetings of our stockholders in accordance with Rule 14a-8 under the Exchange Act. For such a proposal to be included in our proxy materials relating to the 2009 Annual Meeting of Stockholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by us no later than June 30, 2009, which is the one-year anniversary of 120 days prior to the mailing date of this year’s proxy materials. Such proposals should be delivered to Epoch Holding Corporation, Attention: Adam Borak, Secretary, 640 Fifth Avenue, 18th Floor, New York, New York 10019. The submission of a stockholder proposal does not guarantee that it will be included in our 2009 Proxy Statement.

By-Law Requirements for Stockholder Proposals to Be Brought Before the Annual Meeting.  Our By-Laws provide that, except in the case of proposals made in accordance with Rule 14a-8, for stockholder nominations to the Board of Directors or other proposals to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to the Secretary at our Corporate Headquarters not less than 60 nor more than 90 days prior to the date of the 2009 Annual Meeting. Note, however, that if we provide less than 70 days notice or prior public disclosure to stockholders of the date of the 2009 Annual Meeting, any stockholder proposal or nomination not submitted pursuant to Rule 14a-8 must be submitted to us not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure was made.

HOUSEHOLDING

The Securities and Exchange Commission’s proxy rules permit companies and intermediaries to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement to those stockholders. This method of delivery, often referred to as “householding,” reduces the amount of duplicate information that stockholders receive and lowers printing and mailing costs for companies. The Company is householding materials for our stockholders in connection with the current year’s Annual Meeting.

If a broker or other nominee holds your shares and is participating in the practice of householding:

•	You can contact us by calling (212) 303-7200 or by writing to Epoch Holding Corporation, Attention: Adam Borak, Secretary, at 640 Fifth Avenue, 18th Floor, New York, New York 10019, to request a separate copy of the annual report on Form 10-K and proxy statement for the Annual Meeting, or you can contact your broker to make the same request.
•	You can request delivery of a single copy of annual reports or proxy statements from your broker if you share the same address as another stockholder.

ELECTRONIC ACCESS TO ANNUAL MEETING MATERIALS

This proxy statement and the Company’s Annual Report on Form 10-K are available through the “Investor Relations” link of the Company’s website at www.eipny.com.

INCORPORATION BY REFERENCE

This proxy statement incorporates by reference certain information included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2008, including our audited financial statements and supplementary data, our management’s discussion and analysis of financial condition and results of operations and our quantitative and qualitative disclosures about market risk. If you would like to receive a copy of any exhibits listed in our Annual Report on Form 10-K for the year ended June 30, 2008, please call or submit a request in writing to Epoch Holding Corporation, Attention: Adam Borak, Secretary, 640 Fifth Avenue, 18th Floor, New York, New York 10019, Tel. No. (212) 303-7200, and we will provide you with a copy of the exhibits at no charge.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

Appendix A

EPOCH HOLDING CORPORATION
AMENDED AND RESTATED
2004 OMNIBUS LONG-TERM INCENTIVE COMPENSATION PLAN

1. Purpose.  The purpose of the 2004 OMNIBUS LONG-TERM INCENTIVE COMPENSATION PLAN, as amended and restated, (the “Plan”) is to assist EPOCH HOLDING CORPORATION, a public corporation (the “Company”) and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's shareholders, and providing such persons with long term performance incentives to expend their maximum efforts in the creation of shareholder value.

2. Definitions.  For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

(a) “Award” means any Option, Restricted Stock Award, Deferred Stock Award, Share granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

(b) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c) “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” means the Company's Board of Directors.

(f) “Cause” shall, with respect to any Participant have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company (or a Related Entity), (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g) “Change in Control” means a Change in Control as defined with related terms in Section 9(b) of the Plan.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i) “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, then the Board shall serve as the Committee. The Committee shall consist of at least two directors, and each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) “Independent”.

(j) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(k) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(l) “Covered Employee” means an Eligible Person who is a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

(m) “Deferred Stock” means a right to receive Shares, including Restricted Stock, cash or a combination thereof, at the end of a specified deferral period.

(n) “Deferred Stock Award” means an Award of Deferred Stock granted to a Participant under Section 6(e) hereof.

(o) “Director” means a member of the Board or the board of directors of any Related Entity.

(p) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(q) “Discounted Option” means any Option awarded under Section 6(b) hereof with an exercise price that is less than the Fair Market Value of a Share on the date of grant.

(r) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to regular dividends paid with respect to a specified number of Shares, or other periodic payments.

(s) “Effective Date” means the effective date of the Plan, which is July 20, 2004.

(t) “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Code Sections 424(e) and (f), respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(u) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(v) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(w) “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(x) “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; or (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant.

(y) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(z) “Independent,” when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the NASDAQ Stock Market or any national securities exchange on which any securities of the Company are listed or quoted for trading, and if not listed or quoted for trading, by the rules of the NASDAQ Stock Market.

(aa) “Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) of the Plan.

(bb) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(cc) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(dd) “Option Proceeds” shall mean the cash actually received by the Company for the exercise price in connection with the exercise of Options that are exercised after the Effective Date of the Plan, plus the maximum tax benefit that could be realized by the Company as a result of the exercise of such Options, which tax benefit shall be determined by multiplying (i) the amount that is deductible for Federal income tax purposes as a result of any such option exercise (currently, equal to the amount upon which the Participant's withholding tax obligation is calculated), times (ii) the maximum Federal corporate income tax rate for the year of exercise. With respect to Options, to the extent that a Participant pays the exercise price and/or withholding taxes with Shares, Option Proceeds shall not be calculated with respect to the amounts so paid in Shares.

(ee) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(h) hereof.

(ff) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(gg) “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Section 6(g).

(hh) “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(ii) “Performance Share” means any grant pursuant to Section 8 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(jj) “Performance Unit” means any grant pursuant to Section 8 of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(kk) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(ll) “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by Board in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(mm) “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(nn) “Restricted Stock Award” means an Award granted to a Participant under Section 6(c) hereof.

(oo) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(pp) “Shares” means the shares of Common Stock of the Company, par value $0.01 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(qq) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(rr) “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

3. Administration.

(a) Authority of the Committee.  The Plan shall be administered by the Committee, except to the extent the Board elects to administer the Plan, in which case the Plan shall be administered by only those directors who are Independent Directors, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person in a manner consistent with the treatment of other Eligible Persons.

(b) Manner of Exercise of Committee Authority.  The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

(c) Limitation of Liability.  The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company's independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Subject to Awards.  Subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be (i) issued under the Plan pursuant to the exercise of Options, (ii) issued pursuant to Restricted Stock Awards, Deferred Shares and performance Shares is 5,500,000 Shares. No Participant may receive Awards representing more than 400,000 shares in any one calendar year. In addition, the maximum number of Performance Units that may be granted to a Participant in any one calendar year is 400,000 for each full or fractional year included in the Performance Period for the grant of Performance Units during such calendar year. This limitation shall be applied as of any date by taking into account the number of shares available to be made the subject of new Awards as of such date, plus the number of shares previously issued under the Plan and the number of share subject to outstanding Awards as of such date. Any share delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Application of Limitation to Grants of Awards.  No Award may be granted if the number of Shares to be delivered in connection with such an Award or, in the case of an Award relating to Shares but settled only in cash, the number of Shares to which such Award relates, exceeds the number of Shares remaining available under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered Under Awards.

(i) If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award or award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to Section 4(c)(v) below.

(ii) In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes ofdetermining the maximum number of Shares available for grant under the Plan.

(iii) Shares reacquired by the Company on the open market using Option Proceeds shall be available for Awards under the Plan. The increase in Shares available pursuant to the repurchase of Shares with Option Proceeds shall not be greater than the amount of such proceeds divided by the Fair Market Value of a Share on the date of exercise of the Option giving rise to such Option Proceeds.

(iv) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of Common Stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(v) Any Shares that again become available for grant pursuant to this Section 4(c) shall be added back as one (1) Share if such Shares were granted under the Plan.

(vi) Notwithstanding anything in this Section 4(c) to the contrary and solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options, the maximum aggregate number of shares that may be granted under this Plan shall be determined without regard to any Shares restored pursuant to this Section 4(c) that, if taken into account, would cause the Plan to fail the requirement under Code Section 422 that the Plan designate a maximum aggregate number of shares that may be issued.

(d) No Further Awards Under Prior Plan.  In light of the adoption of this Plan, no further awards shall be made under any prior plans after the Effective Date.

5. Eligibility; Per-Person Award Limitations.  Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 10(c), in each fiscal year during any part of which the Plan is in effect, no Participant may be granted (i) Options with respect to more than 400,000 Shares or (ii) Restricted Stock, Performance Shares and/or Other Stock-Based Awards with respect to more than 400,000 Shares.

6. Specific Terms of Awards.

(a) General.  Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of Continuous Service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan.

Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, no consideration other than services may be required for the grant (but not the exercise) of any Award.

(b) Options.  The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price.  Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value a Share on the date such Incentive Stock Option is granted.

(ii) Time and Method of Exercise.  The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares, other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii) Incentive Stock Options.  The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B) the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

(c) Restricted Stock Awards.  The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions.  Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the “Restriction Period”). The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the Restriction Period, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Forfeiture.  Except as otherwise determined by the Committee, upon termination of a Participant's Continuous Service during the applicable Restriction Period, the Participant's Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes.

(iii) Certificates for Stock.  Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits.  As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(v) Minimum Vesting Period.  Except for certain limited situations (including termination of employment, a Change in Control referred to in Section 9, grants to new hires to replace forfeited compensation, grants representing payment of earned Performance Awards or other incentive compensation, or grants to Directors), Restricted Stock Awards subject solely to future service requirements shall have a Restriction Period of not less than three years from date of grant (but permitting pro-rata vesting over such time).

(d) Deferred Stock Award.  The Committee is authorized to grant Deferred Stock Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions.  Satisfaction of a Deferred Stock Award shall occur upon expiration of the deferral period specified for such Deferred Stock Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Deferred Stock Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Deferred Stock Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Deferred Stock Award, a Deferred Stock Award carries no voting or dividend or other rights associated with Share ownership.

(ii) Forfeiture.  Except as otherwise determined by the Committee, upon termination of a Participant's Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock Award), the Participant's Deferred Stock Award that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to a Deferred Stock Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Deferred Stock Award.

(iii) Dividend Equivalents.  Unless otherwise determined by the Committee at date of grant, any Dividend Equivalents that are granted with respect to any Deferred Stock Award shall be either (A) paid with respect to such Deferred Stock Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock Award and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

(e) Bonus Stock and Awards in Lieu of Obligations.  The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(f) Dividend Equivalents.  The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the regular dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

(g) Performance Awards.  The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than 12months nor longer than five years, except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

(h) Other Stock-Based Awards.  The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards.  Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price “discounted” by the amount of the cash compensation surrendered).

(b) Term of Awards.  The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(c) Form and Timing of Payment Under Awards; Deferrals.  Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of the NASDAQ Stock Marketor any national securities exchange on which the Company’s securities are listed or quoted for trading and, if not listed or quoted for trading on either the NASDAQ Stock Marketor a national securities exchange, then the rules of the NASDAQ Stock Market. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 10(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d) Exemptions from Section 16(b) Liability.  It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

8. Code Section 162(m) Provisions.

(a) Covered Employees.  If and to the extent that the Committee determines at the time a Restricted Stock Award, a Performance Award, or an Other Stock-Based Award is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Section 8 is applicable to such Award.

(b) Performance Criteria.  If a Restricted Stock Award, a Performance Award or an Other Stock-Based Award is subject to this Section 8, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share; (2) increase in revenues or margins; (3) increase in cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings, earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including, but not limited to, strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; and (14) increases in assets under management.

(c) Performance Period; Timing for Establishing Performance Goals.  Achievement of performance goals in respect of such Performance Awards shall be measured over a Performance Period no shorter than 12 months and no longer than five years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

(d) Adjustments;  The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

9. Change in Control.

(a) Effect of “Change in Control.”  Subject to Section 9(a)(iv), and if and only to the extent provided in the Award Agreement, or to the extent otherwise determined by the Committee, upon the occurrence of a “Change in Control,” as defined in Section 9(b):

(i) Any Option that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

(ii) Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Deferred Stock Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

(iii) With respect to any outstanding Performance Award, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award subject to achievement of performance goals and conditions under the Plan, (A) a pro rata portion of the Award shall be considered earned and payable based on the portion of the Performance Period completed as of the date of the Change in Control and based on performance to such date, or if performance to such date is not determinable, based on target performance, and (B) the value at target performance of the remaining portion of the Award shall be converted to a Restricted Stock Award, or a Deferred Stock Award for purposes of Section 9(a)(iv). If Awards are not assumed or substituted for by the successor company pursuant to Section 9(a)(iv), then the full Award shall be considered earned and payable.

(iv) Notwithstanding the foregoing, if in the event of a Change in Control the successor company assumes or substitutes for an Option, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award, then each outstanding Option, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall not be accelerated as described in Sections 9(a)(i), (ii) and (iii). For the purposes of this Section 9(a)(iv), an Option, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the award confers the right to purchase or receive, for each Share subject to the Option, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely Common Stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award, for each Share subject thereto, will be solely Common Stock of the successor company substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b) Definition of “Change in Control”.  Unless otherwise specified in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute a Change of Control: (w) any acquisition directly from the Company; (x) any acquisition by the

Company; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; or (z) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii) During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, fifty percent (50%) or more of, respectively, the then outstanding shares of Common Stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members othe Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

10. General Provisions.

(a) Compliance With Legal and Other Requirements.  The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries.  No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments.

(i) Adjustments to Awards.  In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii) Adjustments in Case of Certain Corporate Transactions.  In the event of any proposed sale of all or substantially all of the Company’s assets or any reorganization, merger, consolidation, or other form of corporate transaction in which the Company does not survive, or in which the Shares are exchanged for or converted into securities issued by another entity, the successor or acquiring entity or an affiliate thereof may, with the consent of the Committee, assume each outstanding Award or substitute an equivalent option, right or other award. If the successor or acquiring entity or an affiliate thereof, does not cause such an assumption or substitution of any Award, then that Award shall terminate upon consummation of the sale, merger, consolidation, or other corporate transaction, with or without consideration as determined by the Committee. The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

(iii) Other Adjustments.  In addition, the Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options and Performance Awards granted under Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

(d) Taxes.  The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(e) Changes to the Plan and Awards.  The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee's authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's shareholders not later than the Annual Meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything to the contrary, the Committee shall be authorized to amend any outstanding Option to reduce the exercise price or grant price without the prior approval of the shareholders of the Company. In addition, the Committee shall be authorized to cancel outstanding Options and/or Stock Appreciate Rights replaced with Awards having a lower exercise price without the prior approval of the shareholders of the Company.

(f) Limitation on Rights Conferred Under Plan.  Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person's or Participant's Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred Shares in accordance with the terms of an Award.

(g) Unfunded Status of Awards; Creation of Trusts.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(h) Nonexclusivity of the Plan.  Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(i) Payments in the Event of Forfeitures; Fractional Shares.  Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Governing Law.  The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the jurisdiction of incorporation of the Company without giving effect to principles of conflict of laws and excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the laws of the jurisdiction of incorporation of the Company.

(k) Non-U.S. Laws.  The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(l) Plan Effective Date and Shareholder Approval; Termination of Plan.  The Plan was adopted by the Board on the Effective Date and amended and restated effective October 15, 2008. The amended terms of the Plan shall be subject to approval by a majority of the votes cast at the next duly held meeting of the Company’s stockholders at which a majority of the outstanding voting shares are present, in person or by proxy and entitled to vote. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. Notwithstanding the foregoing, if the amended terms of the Plan are not approved by a vote of the stockholders of the Company on or before December 4, 2008, the scheduled date of the upcoming Annual Meeting, any awards granted that were in excess of the number of shares authorized before the proposed Omnibus Plan Amendment, as defined in the Company’s proxy statement distributed to stockholders on or about October 27, 2008, shall terminate, but the Plan shall continue in effect under the terms existing without giving effect to such proposed Omnibus Plan Amendment. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

DIRECTIONS TO EPOCH HOLDING CORPORATION
2008 ANNUAL MEETING OF STOCKHOLDERS

The 2008 Annual Meeting of Stockholders will be held at the Cornell Club of New York City, 6 East 44th Street, New York, New York 10017, between Fifth and Madison Avenues. The building is in the vicinity of several subway lines, and is also readily accessed by bus, taxicab or automobile.

By Order of the Board of Directors

Adam Borak
Secretary

October 28, 2008

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

FORM OF PROXY

EPOCH HOLDING CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EPOCH HOLDING CORPORATION MEETING OF STOCKHOLDERS To Be Held Thursday, December 4, 2008

The undersigned stockholder of Epoch Holding Corporation, a Delaware corporation (the "Company"), hereby appoints Allan R. Tessler and Adam Borak, or either of them, voting singly in the absence of the others, as his/her/its attorney(s) and proxy(ies), with full power of substitution and revocation, to vote, as designated on the reverse side, all of the shares of Common Stock that the undersigned is entitled to vote at the Meeting of Stockholders of the Company on Thursday, December 4, 2008, or any adjournments or postponements thereof, in accordance with the instructions provided herewith. Any and all proxies heretofore given are hereby revoked.

(Continued and to be marked, dated and signed on the other side)

EPOCH HOLDING CORPORATION

VOTE BY INTERNET OR TELEPHONE
QUICK ★★★ EASY ★★★ IMMEDIATE

As a stockholder of Epoch Holding Corporation, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Standard Time, on December 3, 2008, the day before the meeting date. If you are outside of the continental United States, you may only vote by the Internet or by mail.

Vote Your Proxy on the Internet:		***Vote Your Proxy by Phone:***		***Vote Your Proxy by mail:***
Go to www.continentalstock.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	**OR**	**Call 1 (866) 894-0537** Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	**OR**	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE

▼ **FOLD AND DETACH HERE AND READ THE REVERSE SIDE** ▼

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted "FOR" all the nominees in Proposal 1 and "FOR" Proposal 2. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Please mark your votes like this [X]

1. Election of Directors.

01. Allan R. Tessler
02. William W. Priest
03. Enrique R. Arzac
04. Jeffrey L. Berenson
05. Peter A. Flaherty
06. Eugene M. Freedman

FOR all nominees listed to the left (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed to the left
☐	☐

(INSTRUCTION: To withhold authority to vote for one, or more than one, individual nominee, write that nominee's name(s) in the space provided below.)

	FOR	AGAINST	ABSTAIN
2. Approval of an amendment to the Company's 2004 Omnibus Long-Term Incentive Compensation Plan to increase the number of shares authorized for grant by 2,500,000 shares.	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

THE BELOW-SIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT FURNISHED THEREWITH. PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

Please mark, sign, date and mail this Proxy promptly.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ____________ **Signature** ____________ **Date** ________, **2008.**

(Please date this proxy and sign your name as it appears on the stock certificates. Executors, administrators, trustees, or guardians should give their full titles. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please have partnership name signed by an authorized person.)